SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant  (X)
Filed by a Party other than the Registrant (  )

Check the appropriate box:

(X)   Preliminary Proxy Statement       (  )  Confidential, for Use of the
(  )  Definitive Proxy Statement              Commission Only (as permitted
(  )  Definitive Additional Materials         by Rule 14c-6(e)(2)
(  )  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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                                  E*TRADE Funds

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                      (Name of Registrant as Specified in Its Charter)
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

(X)   No fee required.
( )   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)   Title of each class of securities to which transaction applies:
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(2)         Aggregate number of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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(4)         Proposed maximum aggregate value of transaction:

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(5)         Total fee paid:

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(  )  Fee paid with preliminary materials.
(  )  Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)         Filing Party:

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      (4)         Date Filed:

                                  E*TRADE FUNDS
                         Special Meeting of Shareholders
                           to be held November 2, 2001

To Our Shareholders:

      Please take note that the SPECIAL MEETING OF SHAREHOLDERS ("Special Meeting") of E*TRADE Funds ("Trust") will be held on November 2, 2001, at 11:00 a.m. (Pacific time) at 118 King Street, San Francisco, California 94107.

      The Trust, a Delaware business trust, currently consists of the following eight series: the Bond Index, E-Commerce Index, Financial Sector Index, International Index, Premier Money Market, Russell 2000 Index, S&P 500 Index and Technology Index Funds (each, a "Fund" and collectively, the "Funds"). The accompanying Notice of Special Meeting and Proxy Statement relate to all Funds of the Trust except as otherwise specified in the Proxy Statement.

      At the Special Meeting and as specified in greater detail on pages 2-3 of the Proxy Statement accompanying this letter, shareholders will be asked: (i) to elect Trustees for the Trust and, in come cases, for the Master Investment Portfolio ("MIP") in which certain of the Funds invest all of their assets in a corresponding series of the MIP (each a "Master Portfolio") in a master-feeder structure; (ii) to approve the conversion of investment objectives from fundamental to non-fundamental for certain of the Funds and their Master Portfolios; and (iii) to approve changes to the fundamental investment policies of certain of the Funds and their Master Portfolios, including allowing certain investment policies of the Master Portfolios to be amended in the future without a shareholder vote.

      Shareholders of the Bond Index Fund ("Bond Fund") will also be asked to approve: (1) a change in the investment objective of the Bond Fund to convert the Fund from an index fund to an actively managed fund; and (2) a new investment advisory agreement with E*TRADE Asset Management, Inc., the Fund's investment advisor in order to increase the advisory fee paid under the agreement.

      After  careful   consideration,   the  Board  of  Trustees  of  the  Trust
unanimously approved each of the proposals and recommends that shareholders vote "FOR" each proposal.

      We appreciate your participation and prompt response in this matter and thank you for your continued support in E*TRADE Funds.

                                   Sincerely,


                                   Liat Rorer
                                   President

      Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy today either on-line at [www._________] or by calling toll-free at 1-800-___-____

                               IMPORTANT NOTICE:
            Please vote using the Enclosed Proxy as soon as possible

                                  E*TRADE FUNDS
                    Notice of Special Meeting of Shareholders
                           to be held November 2, 2001

To Our Shareholders:

      On behalf of the Board of Trustees ("Board" or "Trustees") of the E*TRADE Funds ("Trust"), I cordially invite you to attend a SPECIAL MEETING OF SHAREHOLDERS ("Special Meeting") for each series of the Trust (each a "Fund" and collectively, "Funds"). The Special Meeting will be held on November 2, 2001, at 118 King Street, San Francisco, California 94107, at 11:00 a.m., Pacific time.

      At the Special Meeting and as specified in greater detail on pages 2-3 of the Proxy Statement accompanying this Notice, shareholders will be asked:

(1)   to elect Trustees for:

      (a)   the Trust; and

      (b) the Master Investment Portfolio ("MIP"), in which certain of the Funds invest all of their assets in a corresponding series of the MIP (each a "Master Portfolio") in a master-feeder structure.

(2) To approve the conversion of the investment objectives from fundamental to non-fundamental for:

      (a) each of the Funds, except Financial Sector Index, Premier Money Market and Russell 2000 Index Funds; and

      (b) the Master Portfolios in which Premier Money Market and S&P 500 Index Funds are feeder funds.

      This change will permit the Trustees of the Trust to change the investment objective of any Fund without shareholder vote and would give the same authority to the trustees of the MIP with respect to the two Master Portfolios noted above.

(3)   To approve the amendment of the fundamental investment policies of:

      (a) the Funds, except Financial Sector Index and Russell 2000 Index Funds; and

      (b)   the Master  Portfolios,  except Russell 2000 Index Master Portfolio,
            including  the  conversion  of  certain   fundamental   policies  to
            non-fundamental for the Master Portfolios.

      This change will liberalize and modernize the policies of the Funds and the Master Portfolios and ensure that the policies of the Funds remain consistent with their related Master Portfolios. Policies of the Master Portfolios that are converted from fundamental to non-fundamental policies may each be changed by the board of trustees of the MIP without shareholder vote.

(4)   (a)   to  approve  the  amendment  of the investment objective of the Bond
            Fund to convert the Fund from an index fund to an actively managed fund; and

      (b) to approve a new investment advisory agreement between the Bond Fund and E*TRADE Asset Management, Inc. ("ETAM"), the Fund's investment advisor, in order to increase the advisory fee paid under the agreement.

      These changes will convert the Bond Fund from its current structure as a passively managed index feeder fund to an actively managed fund which allocates investments among various fixed income securities and provide appropriate compensation to ETAM for its active management.

      Your attention is directed to the accompanying Proxy Statement for further information regarding the Special Meeting and the proposals above. You may vote at the Special Meeting if you are the record owner of shares of any Fund as of the close of business on September 6, 2001 ("Record Date"). If you attend the Special Meeting, you may vote your shares in person. Even if you do not attend the Special Meeting, you may vote by proxy by the following two methods:

o By Internet--at [www._____________]. You will be prompted to enter the control number of the enclosed proxy. Follow the instructions on the screen, using your proxy as a guide; or

o     By Phone--Call toll-free at 1-800-__________ and follow the instructions.

      Your vote is very important to us. Whether or not you plan to attend the Special Meeting in person, please vote the enclosed proxy today, either on-line at [www.________] or by calling 1-800-______________.

      If you have any questions, please contact the Trust at [www.____________] or at 1-800-___________.

                                    By order of the Board of Trustees,

                                    Jay Gould
                                    Secretary

September 14, 2001

      YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN. YOU CAN HELP AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATIONS BY PROMPTLY VOTING THE ENCLOSED PROXY.

                                  E*TRADE FUNDS
                                 118 King Street
                         San Francisco, California 94107

                                 PROXY STATEMENT

                         Special Meeting of Shareholders
                           to be held November 2, 2001

      This Proxy Statement is being furnished to Shareholders of each series of E*TRADE Funds ("Trust") in connection with the solicitation of proxies by the Board of Trustees of the Trust ("Board"), for a special meeting of Shareholders of the Trust ("Special Meeting") to be held at 118 King Street, San Francisco, California 94107, on November 2, 2001, beginning at 11:00 a.m. (Pacific time). The Board plans to distribute this Proxy Statement, the attached notice of meeting and the enclosed proxy card on or about September 14, 2001 to all shareholders entitled to vote.

      All Funds. The Trust, a Delaware business trust, currently consists of the following eight series: the Bond Index Fund, E-Commerce Index Fund1, Financial Sector Index Fund, International Index Fund, Premier Money Market Fund, Russell 2000 Index Fund, S&P 500 Index Fund, and Technology Index Fund (each, a "Fund" and collectively, the "Funds"). The accompanying Proxy Statement relates to all Funds of the Trust except as otherwise specified in the Proxy Statement. Each of the proposals upon which you will be asked to vote are detailed in the "Table of Proposals" on the next two pages.

      Several proposals address changing policies (including investment objectives) from "fundamental" to "non-fundamental." The shareholders must approve changes to fundamental investment objectives and policies, but non-fundamental investment objectives and policies can be changed by a board of trustees without shareholder approval. By voting to make an investment objective or an investment policy non-fundamental, you are giving the Board new authority to change the investment objective or investment policy in the future without a shareholder vote. This flexibility is beneficial to the extent it streamlines the process for making changes, but shareholders will give up a voting right.

      Feeder Funds. Four of the eight Funds -- the International Index Fund, Premier Money Market Fund, Russell 2000 Index Fund, and S&P 500 Index Fund -- are feeder funds (each a "Feeder Fund") in a master-feeder structure. Each Feeder Fund invests all of its assets in shares of a corresponding master portfolio ("Master Portfolio") of the Master Investment Portfolio ("MIP"). This Proxy Statement contains certain proposals that are only applicable to shareholders of a Feeder Fund. The MIP is seeking the vote of its

--------
1 Under a separate combined Prospectus/Proxy Statement, the Board also is asking shareholders of the E-Commerce Index to approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the E-Commerce Index Fund by the Technology Index Fund and the subsequent liquidation of the E-Commerce Index Fund. Because that transaction will not to be completed until December 2001, shareholders of the E-Commerce Index Fund also are being asked to vote for the proposals discussed in this Proxy Statement. Please refer to the separate combined Prospectus/Proxy Statement for the E-Commerce Index Fund (which is available at www._______________) for additional information.

interestholders to approve certain matters for each Feeder Fund's Master Portfolio that are similar to those being submitted to the shareholders of each Feeder Fund. If you are a shareholder in one of these four Feeder Funds, the votes cast by you will, in turn, be "passed through" and cast by the corresponding Feeder Fund, as an interestholder in its respective Master
Portfolio, in the same proportion as the votes cast by the Feeder Fund's shareholders. Information about the MIP and its proposals contained in this Proxy Statement were provided by the MIP and were not independently verified

      Bond Fund. The Bond Index Fund ("Bond Fund") also is currently a feeder fund in a master-feeder structure. However, as explained in Proposal 4(a) of this Proxy Statement, on August 21, 2001, the Board approved the Bond Fund's withdrawal from its corresponding Master Portfolio and the submission of a proposal to the Bond Fund's shareholders to convert the Bond Fund to an actively managed fund from its current structure as an index fund. Therefore, unlike the other Feeder Funds, shareholders in the Bond Fund will not be asked to approve proposals relating to its corresponding Master Portfolio. Instead, the Bond Fund will vote its interests currently held in its Master Portfolio in the same proportion as voted by all other holders of interest (i.e., other feeder funds) in the Master Portfolio.

      As explained in Proposals 4(a) and 4(b), however, shareholders in the Bond Fund will be asked to approve (i) the amendment of the investment objective of the Bond Fund to convert the Fund from an index fund to an actively managed fund and a new investment advisory agreement between the Bond Fund and E*TRADE Asset Management, Inc. ("ETAM"), the Bond Fund's investment advisor, in order to increase the advisory fee paid under such agreement. However, if Proposals 4(a) and 4(b) are not approved by shareholders of the Bond Fund, the Board has approved the liquidation of the Bond Fund. Please refer to Proposals 4(a) and 4(b) for additional information.

                               TABLE OF PROPOSALS

      This table summarizes each proposal and how it applies to each of the respective Funds, including the Feeder Funds.

    ------------------------------------------------------------------------------------------
                                               FINANCIAL      PREMIER RUSSELL  S&P
            PROPOSALS               E-COMMERCE SECTOR   INT'L MONEY   2000     500   TECHNOLOGY
                              BOND    INDEX     INDEX   INDEX MARKET  INDEX    INDEX   INDEX
    ------------------------------------------------------------------------------------------
    1 (a)       Elect           x       x         x       x      x      x      x       x
         Trustees for the
         Trust


    1 (b) Elect Trustees for                              x      x      x      x
         the MIP


     2 (a)Convert Investment    x       x                 x                    x       x
         Objectives to
         Non-Fundamental for
         Funds


    2 (b) Convert Investment                                     x             x
         Objectives to
         Non-Fundamental for
         the Master
         Portfolios


    3 (a) Investment Policy
         Changes for the
         Funds

      (1)Industry               x       x                 x                    x       x
         Concentration

      (2)Diversification        x                         x      x             x

      (3)Borrowing Money        x       x                 x                    x       x

      (4)Senior Securities      x       x                 x                    x       x

      (5)Lending                x       x                 x                    x       x

      (6)Underwriting           x       x                 x                    x       x

      (7)Investments in Real    x       x                 x                    x       x
         Estate

      (8)Investments in         x       x                 x                    x       x
         Commodities &
         Commodity Contracts


    3 (b) Investments Policy
         Changes for the
         Master Portfolios

      (1)Industry                                         x      x             x
         Concentration

      (2)Diversification                                  x      x             x

      (3)Borrowing Money and                              x      x             x
         Issuing Senior
         Securities

      (4)Lending                                          x      x             x

      (5)Underwriting                                     x      x             x

      (6)Investments in Real                              x      x             x
         Estate

      (7)Investments in                                   x      x             x
         Commodities &
         Commodity Contracts

      (8)Convert two                                      x      x             x
         fundamental
         policies to
         non-fundamental
         policies

      (9)Convert two                                             x
         fundamental
         policies to
         non-fundamental
         policies


    4. (a)      Amend the       x
         Investment
         Objective of the
         Bond Fund

      (b)Approve New            x
         Investment Advisory
         Agreement for the
         Bond Fund


      Shareholders who owned shares of a Fund at the close of business on September 6, 2001 ("Record Date") are entitled to vote at the Special Meeting and at any adjournments or postponements thereof. Each share of a Fund that you own entitles you to one vote with respect to proposals on which the Fund's shareholders are entitled to vote (a fractional share has a fractional vote). You will find the number of shares outstanding on the Record Date for each Fund in the following table:

---------------------------------------------------------------------------
              Fund                  Shares Outstanding as of __/__/2001
---------------------------------------------------------------------------
              Bond                                [_____]

        E-Commerce Index                          [_____]

     Financial Sector Index                       [_____]

       International Index                        [_____]

      Premier Money Market                        [_____]

       Russell 2000 Index                         [_____]

          S&P 500 Index                           [_____]

        Technology Index                          [_____]



      The Board knows of no business, other than that mentioned in the Notice of Special Meeting, that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named on the enclosed proxy to vote in accordance with their best judgment.

      It is important for you to vote on the issues described in this Proxy Statement. We recommend that you read this Proxy Statement in its entirety as the explanations will help you to decide how to vote on each proposal.

      A copy of each Fund's most recent annual report (if available) (and the most recent semi-annual report succeeding the annual report, if any) may be accessed at www.etradefunds.etrade.com by clicking on the Fund's name and then selecting "Prospectus Reports." The Trust will also furnish, without charge, to any Shareholder upon request, a printed version of each report. Such requests may be directed to the Trust by contacting customer service at 1-800-____-_____ or sending an e-mail request.


                               VOTING INFORMATION


      Voting of Proxies.  You may vote by either:

o     Internet--[Contact  the Trust at  [www.________].  You will be prompted to
      enter  the  control  number  on  the  enclosed  proxy  card.   Follow  the
      instructions on the screen, using your proxy as a guide;] or

o     Phone--Call 1-800-__________ and follow the instructions.

      Timely, properly completed and submitted proxies will be voted as instructed by Shareholders. At any time prior to the Special Meeting, you may revoke your proxy by contacting the Trust at [www._____] and following the instructions provided to revoke your previous vote. You may also call the toll-free number at 1-800-_________ and follow the instructions.

      Unless instructions to the contrary are indicated, proxies submitted by shareholders of the Funds will be voted FOR each proposal on which the shareholder is entitled to vote. The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

      Quorum Requirements. A quorum of shareholders is necessary to hold a valid meeting and to consider each proposal. Your proxy will NOT be considered cast, however, if an abstention is indicated as such on the proxy or you indicate that you are withholding your vote. Abstentions will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present and will be counted as shares present at the Special Meeting. Consequently, an abstention will have the effect of a vote against a proposal.

o For proposal 1(a), a quorum will exist if shareholders entitled to vote one-third (1/3) of all shares outstanding in the aggregate of all eight Funds on the Record Date are present in person or by proxy.

o For proposal 1(b), a quorum will exist if shareholders entitled to vote one-third (1/3) of shares outstanding in the aggregate of all of the Feeder Funds (except the Bond Fund) on the Record Date are present in person or by proxy.

o For each of the proposals included in proposals 2, 3, and 4, in which shareholders of each Fund vote separately, a quorum will exist if shareholders entitled to vote one-third (1/3) of all of the shares outstanding of each Fund on the Record Date are present in person or by proxy.

      Votes Necessary to Approve the Proposal 1. Approval of Proposal 1(a), to elect Trustees for the Trust, requires the affirmative vote of a plurality of all shareholder votes from all Funds cast. With respect to the election of Trustees for the MIP (Proposal 1(b)), the Feeder Funds (except the Bond Fund) will vote collectively as instructed by their shareholders. The Bond Fund will vote its interests held in its Master Portfolio in the same proportion as the vote of all other holders of interests of its Master Portfolio.

      Votes Necessary to Approve the Proposals 2, 3 and 4. The affirmative vote of the holders of a majority of the outstanding shares of each Fund, as defined in the Investment Company Act of 1940, as amended ("1940 Act"), is required to approve the changes relating to your Fund or its Master Portfolio's investment objective or fundamental investment policies and to the proposed advisory agreement for the Bond Fund. The 1940 Act defines the majority of the outstanding shares of a fund as the lesser of (i) the vote of the holders of 67% or more of the voting shares of the fund present in person or by proxy, if the holders of more than 50% of the outstanding voting shares of the fund are present in person or by proxy, or (ii) the vote of the holders of more than 50% of the outstanding voting shares of the fund.

      For the proposals relating to your Feeder Fund's Master Portfolio, as discussed in Proposals 1(b), 2(b) and 3(b), each Feeder Fund (except the Bond
Fund) will pass through its votes as instructed by its shareholders, provided a quorum is present for each Feeder Fund. The Bond Fund will vote its interests held in its Master Portfolio in the same proportion as the vote of all other holders of interests of its Master Portfolio.

      As noted above, abstentions will not be counted for or against any proposal to which they relate, but will be counted for purposes of determining whether a quorum is present and will be counted as votes present at the Special Meeting. Consequently, abstentions will have the effect of a vote against the proposal.

      Special Master-Feeder Voting Considerations. The Master Portfolios in which the Feeder Funds invest are organized as separate series of the MIP, an open-end, management investment company established as a business trust under the laws of the State of Delaware. As a feeder fund, each Feeder Fund seeks to achieve its respective investment objective by investing all of its investable assets in a corresponding Master Portfolio.

      The MIP is also seeking the vote of its interestholders (i.e., its feeder funds) to approve the actions described in this Proxy Statement relating to the Master Portfolios (see Proposals 1(b), 2(b) and 3(b)). If you are a shareholder of a Feeder Fund, the votes you cast on the Master Portfolios' proposals will, in turn, be "passed through" and cast by your Feeder Fund, as an interestholder in its Master Portfolio, in the same proportion as the votes cast by all shareholders of that Feeder Fund. An instruction to vote a particular way on a proposal will be treated as an instruction to vote the interests of the MIP held by the Feeder Fund in the same manner. Other feeder funds of a particular Master Portfolio will also vote in accordance with their respective charters and/or other applicable requirements with respect to the approval of the proposals relating to that Master Portfolio described in this Proxy Statement.

      Although the Bond Fund currently is a feeder fund, in connection with its proposed conversion to an actively managed fund (as explained further in Proposal 4(a) of this Proxy Statement), on August 21, 2001 the Board approved the withdrawal of the Bond Fund from its corresponding Master Portfolio because it viewed the withdrawal as being in the best interest of the Bond Fund and its shareholders. Accordingly, the Bond Fund will vote its interests currently held in its Master Portfolio in the same proportion as the vote of all other holders of interest in its Master Portfolio.

      There are other feeder funds invested in each Master Portfolio. Therefore, the proposed changes to a Master Portfolio may be made even if the Feeder Funds' shareholders vote against them or may fail even if the shareholders in the Feeder Funds vote in favor of them.

      Some of the proposed changes to the Feeder Funds are designed to ensure that the investment objectives and investment policies of each Feeder Funds remain consistent with its corresponding Master Portfolio. To the extent a substantive change is made to a Master Portfolio's investment objective or investment policy but not the corresponding Feeder Fund's investment objective or investment policy, the Feeder Fund may no longer be able to invest in the Master Portfolio. If a Master Portfolio's investment objective or investment policy is made non-fundamental while the corresponding Feeder Fund's investment objective or investment policy is fundamental, the Feeder Fund may as a practical matter be required to cease its investment in the Master Portfolio if any subsequent substantive change in investment objective or investment policy of the Master Portfolio cannot be made quickly enough by the Feeder Fund to remain consistent with that investment objective or investment policy.

      The investment of each Feeder Fund's assets in the Master Portfolio is not a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its investments from the Master Portfolio. A Feeder Fund may incur costs and disruption by redeeming its investment in a Master Portfolio, and the Feeder Fund may lose efficiencies and have higher costs when using a different investment technique.

      Proxy Solicitation. Equiserve and Georgeson Shareholder Communications Inc. ("Georgeson") have been retained by the Trust to assist in providing voting instructions, the tabulation and solicitation of proxy votes for the proposals.

      The cost of the Special Meeting, including costs of solicitation of proxies and voting instructions, together with the costs of any supplementary solicitation and proxy soliciting services provided by third parties, will be borne by E*TRADE and its affiliates. Shareholders of the Funds will not incur any additional expenses as a result of this proxy solicitation. Proxies will be solicited via the Internet and also may be solicited by telephone or other electronic means by personnel of the Trust and its affiliates, or an agent of the Trust, such as Equiserve or Georgeson.

                        PROPOSAL 1(a) - ELECTION OF EACH
                          OF THE TRUSTEES FOR THE TRUST


      For the election of Trustees of the Trust at the Special Meeting, the Board has approved the nomination of Steven Grenadier, Shelly J. Meyers, Leonard
C. Purkis, Ashley T. Rabun, and George J. Rebhan, each to serve as Trustee until he or she resigns or retires or his or her successor is elected and qualified. Each nominee is currently serving as a Trustee of the Trust. Mr. Purkis, Ms. Meyers, Ms. Rabun and Mr. Grenadier have been Trustees of the Trust since its inception in 1999, and Mr. Rebhan has served as a Trustee of the Trust since he was elected by the Board on December 9, 1999. Although election by the shareholders of any of the Trustees is not required by law, the Board has determined that it is in the best interests of the Trust to ask the shareholders to vote on the reelection of each nominee. Each nominee has agreed to continue to serve as a Trustee. No Trustee has been a party adverse to the Trust or any of its affiliates in any material pending legal proceeding, nor has any Trustee or nominee had an interest materially adverse to the Trust.

      Information about the current Trustees who are nominees for re-election is provided in the following table. Each "interested or affiliated person," as defined in the 1940 Act, is indicated by an asterisk (*).

--------------------------------------------------------------------------------------
Name, Age, Address and    Length of         Principal Occupation(s) During the Past
Position with Company     Service on the    5 Years
                          Board
--------------------------------------------------------------------------------------
Steven Grenadier (36)     Since February    Mr.  Grenadier is an Associate  Professor
118 King Street           1999              of  Finance  at the  Graduate  School  of
San Francisco, CA  94107                    Business  at Stanford  University,  where
Trustee                                     he  has  been  employed  as  a  professor
                                            since 1992.

*Shelly J. Meyers (42)(1) Since February    Ms.   Meyers   is  the   Manager,   Chief
118 King Street           1999              Executive Officer,  and founder of Meyers
San Francisco, CA  94107                    Capital    Management,    a    registered
Trustee                                     investment   adviser  formed  in  January
                                            1996.  She also  serves  on the  board of
                                            directors  of  Meyers   Investment  Trust
                                            (investment  company) and Meyers  Capital
                                            Management LLC (financial services).  She
                                            has also  managed the Meyers  Pride Value
                                            Fund since June 1996.

*Leonard C. Purkis (52)   Since February    Mr.  Purkis  is chief  financial  officer
118 King Street           1999              and executive  vice  president of finance
San Francisco, CA  94107                    and   administration  of  E*TRADE  Group,
Trustee                                     Inc.  Mr.   Purkis  also  serves  on  the
                                            board of  directors of E*TRADE  Bank.  He
                                            previously   served  as  chief  financial
                                            officer for Iomega Corporation  (hardware
                                            manufacturer) from 1995 to 1998.

Ashley T. Rabun (48)      Since February    Ms.   Rabun  is  the  Founder  and  Chief
118 King Street           1999              Executive    Officer   of   InvestorReach
San Francisco, CA  94107                    (which is a consulting firm  specializing
Trustee                                     in marketing and distribution  strategies
                                            for financial  services  companies formed
                                            in October 1996).  She has been a trustee
                                            of  the  Trust  for  Investment  Managers
                                            (investment company) since December 1999.

George J. Rebhan (67)     Since December    Mr.  Rebhan  has been a  Trustee  for the
118 King Street           1999              Trust     For     Investment     Managers
San Francisco, CA  94107                    (investment  company)  since  August  30,
Trustee                                     1999.  Mr.  Rebhan  retired  in  December
                                            1993,  and prior to that he was President
                                            of Hotchkis  and Wiley Funds  (investment
                                            company) from 1985 to 1993.

(1) Ms. Meyers may be considered an "interested person" (as that term is defined in the 1940 Act), but she is not an "affiliated person" as that term is defined in the 1940 Act.

      Board Meetings and Committees. The Trust has an Audit Committee and a Nominating and Corporate Governance Committee ("Nominating Committee").

      The members of the Audit Committee are Steven Grenadier, Ashley T. Rabun, and George J. Rebhan. The Audit Committee is responsible for, among other things, recommending the selection, retention or termination of auditors and evaluating the independence of the auditors, including with respect to the provision of any consulting services; reviewing with the independent auditors the scope and results of the annual audit; reviewing the fees charged by the auditors for professional services, including any types of non-audit services performed; and reporting to the full Board on a regular basis and making recommendations as it deems necessary or appropriate.

      The members of the Nominating Committee are Steven Grenadier, Ashley T. Rabun and George J. Rebhan. The Nominating Committee is responsible for evaluating and recommending to the Board candidates to be nominated as Independent Trustees of the Board and for reviewing the compensation arrangements for each of the Trustees. The Nominating Committee is not required to consider nominees recommended by shareholders.

      During the fiscal year ended on December 31, 2000, the Board held four regular Board meetings and one special meeting. The Nominating Committee met once and the Audit Committee met twice in 2000. All of the current Trustees and committee members then serving attended at least 75% of the meetings of the Board or applicable committee, if any, held during the fiscal year ended December 31, 2000.

      Trustee Compensation. Each non-affiliated Trustee receives from the Trust an annual fee (payable in quarterly installments) of $18,000 plus an additional fee of: (i) $4,500 for each regularly scheduled Board meeting attended; and (ii) $2,000 for each Audit Committee meeting attended. In addition, the Trust reimburses each of the non-affiliated Trustees for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees of the Trust receive no compensation or expense reimbursement. Trustees are not entitled to receive any retirement benefits or deferred compensation from the Trust.

      The following table sets forth the compensation received by the Trustees for their services to the Trust during the most recent calendar year ended December 31, 2000.

           ---------------------------------------------------------------
                                                  Aggregate Compensation
                 Name of Person, Position           from the Trust(1)
           ---------------------------------------------------------------

           Steven Grenadier, Trustee                     $63,500

           Shelly J. Meyers, Trustee(2)                  $52,500

           Leonard C. Purkis, Trustee                      None

           Ashley T. Rabun, Trustee                      $63,500

           George J. Rebhan, Trustee                     $63,500

(1) The Aggregate Compensation is based on a prior compensation schedule in effect until July 1, 2000 and the current compensation schedule, thereafter, which is described above. Prior to July 1, 2000, the Trust paid each non-affiliated Trustee a fee of $1,500 per Board meeting per Fund.

(2) Ms. Meyers may be considered an "interested person," but she is not an "affiliated person," as that term is defined in the 1940 Act.


          THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" EACH OF
                             THE TRUSTEE NOMINEES.


         PROPOSAL 1(b) -- ELECTION OF EACH OF THE TRUSTEES FOR THE MIP

               (You are entitled to vote on this proposal only if you are a shareholder in one of the Feeder Funds).

      For the election of trustees at the Special Meeting, the MIP's board of trustees ("MIP Board") has approved the nomination of Mary G. F. Bitterman, Jack
S. Euphrat, R. Greg Feltus, W. Rodney Hughes, Richard K. Lyons, Leo Soong, and Lee T. Kranefuss, each to serve as trustee of the MIP until he or she resigns or retires or his or her successor is elected and qualified. Messrs. Euphrat, Feltus, Hughes and Soong are currently serving as trustees of the MIP. Each has agreed to stand for reelection. Messrs. Euphrat, Feltus and Hughes have been trustees of the MIP since its inception in 1993, and Mr. Soong was elected a trustee by the MIP Board on February 9, 2000. Ms. Bitterman, Mr. Lyons and Mr. Kranefuss are being proposed for election as trustees and neither is presently serving as a trustee. Their election would expand the size of the MIP Board from four to seven members. Ms. Bitterman and Mr. Kranefuss have each agreed to serve as a Trustee if elected. No trustee or nominee has been a party adverse to the MIP or any of its affiliates in any material pending legal proceeding, nor has any trustee or nominee had an interest materially adverse to the MIP.

      Information about the current trustees who are nominees for re-election and the nominees for initial election as trustees is provided in the following table:

-----------------------------------------------------------------------------------
Name, Age, Address and       Length of Service  Principal Occupation(s) During the
Position with the MIP        on the Board       Past 5 Years

-----------------------------------------------------------------------------------
*R. Greg Feltus (50)         Since 1993         Executive    Vice   President   of
Stephens Inc.                                   Stephens      Inc.       principal
111 Center Street, Suite 300                    underwriter of the MIP;  President
Little Rock, AR  72201                          of  Stephens  Insurance  Services,
Trustee     , Chairman and                      Inc.;   President   of   Investors
President                                       Brokerage   Insurance   Inc.;  and
                                                Manager of Private Client Group.

Jack S. Euphrat (79)            Since 1993      Private Investor.
415 Walsh Road
Atherton, CA 94027
Trustee

W. Rodney Hughes (74)           Since 1993      Private Investor.
31 Dellwood Court
San Rafael, CA  94901
Trustee

Leo Soong (55)                  Since February  Managing   Director   of   Crystal
Crystal Geyser Water Co.        2000            Geyser  Roxane  Water  Co.;  Board
55 Francisco Street, Suite 410                  Chair and  Director of KQED,  Inc.
San Francisco, CA  94133                        (until   1998);   Co-Founder   and
Trustee                                         Director of Crystal  Geyser  Water
                                                Co.;  President  and  Director  of
                                                Crystal  Geysor  Water Co.  (until
                                                1999).

Mary G. F. Bitterman (57)       None            President   and  Chief   Executive
KQED, Inc.                                      Officer  of KQED,  Inc.;  Director
2601 Mariposa Street                            of   Pacific   Century   Financial
San Francisco, CA  94110                        Corporation/Bank of Hawaii.

Lee T. Kranefuss (39)           None            Chief  Executive  Officer  of  the
45 Fremont Street                               Individual  Investor  Business  of
San Francisco, CA  94105                        Barclays Global  Investors,  N.A.;
                                                The   Boston    Consulting   Group
                                                (until 1997).

Richard K. Lyons (40)           None            Professor,      University      of
350 Barrows Hall                                California:    Haas    School   of
Haas School of Business                         Business;   Member,   Council   on
Berkely, CA  94720                              Foreign  Relations;   Director  of
                                                Matthews    International   Funds;
                                                Director of iShares Trust.

--------------------------
* An "interested person" of the Trust as defined in the 1940 Act.

      The MIP Board Meetings and Committees. The standing committees of the MIP Board are the Audit Committee and the Nominating Committee.

      The current members of the MIP Board's Audit Committee are Messrs. Hughes (Chairman), Euphrat and Soong. The Audit Committee's primary responsibilities are:

o to oversee the Trust's accounting and financial reporting policies and practices, its internal controls and as appropriate, the internal controls of key service providers;

o to review the results of the annual audits of the financial statements of each Master Portfolio; and

o to interact with the Master Portfolios' independent auditors on behalf of the full board of trustees of MIP.


      The members of the MIP Board's  Nominating  Committee  are Messrs.  Hughes
(Chairman), Euphrat and Soong. The Nominating Committee is responsible for considering and recommending to the full MIP Board a slate of persons to be nominated for election as trustees by shareholders at each annual meeting of shareholders and a person to be elected to fill any vacancy occurring for any reason on the MIP Board.

      The Nominating Committee will consider nominees recommended by a shareholder to serve as trustees, provided (i) that such person was an interestholder of record at the time they submit such names and is entitled to vote at the meeting, and (ii) that the Nominating Committee or the MIP Board, as applicable, shall make the final determination of persons to be nominated.

      The most recent fiscal year for the Master Portfolios ended on December 31, 2000. During such fiscal year, the MIP's board held four regular board meetings. In addition, the Audit Committee held three meetings and the Nominating Committee held one meeting.

      All of the current trustees and committee members then serving attended at least 75% of the meetings of the MIP Board or applicable committee, if any, held during the fiscal year ended December 31, 2000. Currently, 75% of the MIP Board members are disinterested and, if the MIP Board nominee is elected by shareholders, that percentage will decrease to approximately 70%.

      Trustee Compensation. Trustees of the MIP are entitled to receive an annual retainer of $20,000 to be (i) allocated among the portfolios in the MIP's fund complex, (ii) payable quarterly, and (iii) calculated on a pro-rata basis if a trustee only serves for a portion of a year. In addition, the MIP and Barclays Global Investors Funds, Inc. pays each trustee a combined fee of $1000 for attendance at each meeting of the MIP board, and a combined fee of $250 for attendance at each meeting of committees of the MIP's board. Furthermore, each trustee is reimbursed for all reasonable travel expenses incurred by him or her in connection with such meetings. Trustees are not entitled to receive any retirement benefits or deferred compensation from the MIP.

      The following table sets forth the compensation received by the trustees for their services to the MIP during the most recent calendar year ended December 31, 2000.

-----------------------------------------------------------------------------
                                  Aggregate            Total Compensation
                                 Compensation               from the
Name and Position                from the MIP           MIP Fund Complex
-----------------------------------------------------------------------------
Jack S. Euphrat
   Trustee                         $12,500                  $25,000

R. Greg Feltus**
   Trustee                            $0                       $0

W. Rodney Hughes
   Trustee                         $12,500                  $25,000

Leo Soong*                         $10,678                  $21,357
   Trustee

---------------
*     Mr. Soong was appointed to the MIP Board on February 9, 2000.
** Mr. Feltus may be considered an "interested person" (as that term is defined in the 1940 Act) of the Trust.

      If you are a shareholder in one of the Feeder Funds (other than the Bond Index Fund), a vote by you "FOR" the election of each trustee discussed above will be treated as an instruction to your Feeder Fund to vote "FOR" the same person as a trustee of the Master Portfolio.

          THE BOARD OF TRUSTEES OF THE MIP RECOMMENDS THAT EACH FEEDER
                  FUND'S SHAREHOLDERS VOTE "FOR" EACH NOMINEE


               PROPOSAL 2(a) -- CONVERTING EACH FUND'S INVESTMENT
                 OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL

           (You are entitled to vote on this Proposal only if you are a shareholder in one of the following Funds:
           Bond; E-Commerce Index, International Index, S&P 500 Index
                              or Technology Index)

      Your Fund's investment objective presently is fundamental and requires shareholder approval prior to any change. The Board recommends that you approve converting your Fund's investment objective from fundamental to non-fundamental, giving the Board the flexibility to reword or change the investment objective to more clearly explain an objective being pursued by a Fund or as the Board deems appropriate. The Board's flexibility would also extend to changing the substance of a Fund's investment objective or investment strategies. For example, if this change is approved, the Board could replace the index a Fund currently seeks to track with a different index. This would, for example, permit the Board to more quickly replace an index that is no longer available to the Fund for any reason. The Board would also have the authority to change a Fund's investment objective to one that does not call for the Fund to attempt to track an index.

      Although the Board may exercise this flexibility after the proposal is approved, and except with respect to the Bond (as explained under Proposal 4(a)), there is no present intention to change the substance of the investment objective or the strategies being pursued by any of these Funds. The Board could, however, take such an action in the future without shareholder approval. For a listing of each Fund's current investment objective, please see Appendix A.

      The Board expects that you will benefit from this proposed change because it will enable management, subject to the Board's approval, to revise your Fund's investment objective without incurring the time and costs associated with a shareholder vote. The Board believes that this approach provides each Fund with the necessary flexibility to respond to changes in the market and is consistent with the flexibility afforded to many other funds in the mutual fund industry. Consistent with common industry practices, the investment objectives of the Funds established more recently -- Financial Sector Index, Premier Money Market and Russell 2000 Index Funds -- are already non-fundamental. Accordingly, this Proposal does not relate to those Funds.

                 THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                              "FOR" THIS PROPOSAL


               PROPOSAL 2(b) -- CONVERTING TWO MASTER PORTFOLIO'S
            INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL

          (You are entitled to vote on this proposal only if you are a shareholder in the Premier Money Market or S&P 500 Index Funds.)

      The investment objectives of the Premier Money Market and S&P 500 Index Funds' respective Master Portfolios currently are fundamental and require shareholder approval prior to any change. The Board recommends that you approve converting both Feeder Fund's corresponding Master Portfolio's investment objective from fundamental to non-fundamental. If approved, the MIP's Board would have the flexibility to reword the investment objectives in a way that more clearly explains the objective that each Master Portfolio is pursuing. The flexibility would also extend to changing the substance of the investment objective or the strategies being pursued by each Master Portfolio, although there are no plans to do so and such a change would be considered a "non-routine" event." For a listing of each Master Portfolio's current investment objective, please see Appendix A.

      The MIP Board expects that you will benefit from this proposed change because it will enable the MIP Board to revise each Master Portfolio's investment objective without incurring the time and costs associated with a shareholder vote. The MIP Board believes that this approach provides the MIP Board with the necessary flexibility to respond to changes in the marketplace and is in keeping with the flexibility already afforded to many other funds throughout the mutual fund industry. Consistent with common industry practices, the investment objectives of the Master Portfolios established more recently -- International Index Master Portfolio and Russell 2000 Master Portfolio -- are already non-fundamental. Accordingly, this Proposal does not related to those Master Portfolios.

      As a shareholder in the Premier Money Market Fund or the S&P 500 Index Fund, each of which is a Feeder Fund, a vote by you "FOR" this proposal will be treated as an instruction to vote "FOR" the corresponding changes to the investment objectives of your Feeder Fund's corresponding Master Portfolio.

      THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.


                      PROPOSAL 3(a) -- AMENDING EACH FUND'S
                         FUNDAMENTAL INVESTMENT POLICIES

               (This proposal applies to all of the Funds except the Financial Sector Index and Russell 2000 Index Funds.)

      The 1940 Act requires investment companies (such as the Trust) to adopt certain specific investment policies or restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other investment policies or restrictions that may be changed only by shareholder vote. Both types of investment policies and restrictions are often referred to as "fundamental policies." These investment policies and restrictions limit the investment activities of the Trust's investment adviser.

      Originally, the proposals to change fundamental policies were initiated by each Feeder Fund's corresponding Master Portfolio. Since the MIP's organization in 1993, some of the legal and regulatory requirements applicable to mutual funds have changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 and no longer apply. As a result, the Feeder Funds continue to be subject to fundamental policies that are no longer required to be fundamental, and to other policies that are no longer required at all. Accordingly, at the request of the Master Portfolios, the Board has authorized the submission to each Feeder Fund's shareholders for their approval, and the MIP Board recommends that shareholders approve the amendment, reclassification and/or elimination of certain of the Master Portfolios' fundamental policies.

      In light of the opportunity afforded by this Special Meeting to review the fundamental investment policies of each Feeder Fund, the Board has also concluded that, to the extent possible, it would be in the best interests of all of the Funds to have uniform and consistent fundamental policies. Therefore, the Board recommends that shareholders approve the amendments of some of the fundamental investment policies for each Fund. These changes in each Fund's fundamental investment polices would simplify, streamline and standardize the fundamental investment policies that are required to be stated under the 1940 Act, as well as provide more flexibility.

      By simplifying, streamlining and standardizing fundamental investment policies for all of the Funds, the Trustees believe that the Funds would be able to minimize the costs and provide more flexibility associated with revising fundamental investment policies that become outdated or inappropriate. The Trustees also believe that the investment adviser's ability to manage each the Fund's assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.

      The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires the Trust to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed changes will not affect each Fund's current investment objectives. Although the proposed changes in the fundamental investment policies will allow the Funds greater flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Funds or the manner in which the Funds are managed at the present time.

      Each part of this Proposal 3(a) will be voted on separately by each Fund, and the approval of each Proposal will require the approval of a majority of the outstanding voting shares of each Fund as defined in the 1940 Act. (See "Voting Information" above.)

      Proposed Policies. Set forth below are a discussion of the proposed changes to each Fund's fundamental investment policies. Each Fund's current fundamental investment policies are set forth in Appendix B. After each proposed fundamental investment policy is a commentary that describes the proposed policy and the significance of the proposed change to the Funds. If approved by each Fund's shareholders at the Special Meeting, the proposed changes to each Fund's fundamental investment policies will be adopted by each Fund. If the shareholders of a Fund fail to approve any proposed fundamental investment policy, the current policy will remain in effect. Failure by shareholders of a Feeder Fund to approve a proposed change by that Feeder Fund of its fundamental investment policies may make continued investment in its Master Portfolio impossible or inappropriate.

      The Premier Money Market Fund commenced operations on April 17, 2000. As a result, its fundamental policies were established with the expectation that its Master Portfolio would propose certain changes to its fundamental investment policies, as described in Proposal 3(b). Therefore, except as indicated herein for purposes of uniformity, the Premier Money Market Fund is not seeking shareholder approval to change its fundamental policies. Similarly, the Russell 2000 Index Fund and Financial Sector Index Fund commenced operations within the past year. Therefore, each Fund's fundamental investment policies do not need to be modified and neither Fund is seeking shareholder approval for these proposals.


1.    Industry   Concentration:   Applies  only  to  Bond,   E-Commerce   Index,
      International Index, S&P 500 Index and Technology Index Funds.

      Proposed Policy:

      The Fund may not "concentrate" its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time, except that there shall be no limitation with respect to investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by securities issued by the U.S. Government, its agencies or instrumentalities), and provided further that, if the Fund's investment objective is to track the performance of a particular index, the Fund reserves the right to concentrate in any particular industry or group of closely related industries to approximately the same extent that securities of the companies within a particular industry or group of closely related industries comprise the respective index whose performance the Fund seeks to track.

      The current policies are set forth in Appendix B.

      Commentary:

      While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the Securities and Exchange Commission ("SEC") takes the position that investment of more than 25% of a Fund's total assets in an industry constitutes concentration. If a Fund's fundamental investment policy does not specify that the Fund will be concentrating in a particular industry or group of closely related industries, the Fund may not invest more than 25% of its total assets in that industry or group of closely related industries unless it discloses the specific conditions under which it will concentrate in the particular industry or group of closely related industries. Each Fund is permitted to adopt reasonable definitions of what constitutes an industry or group of closely related industries, or it may use standard classifications promulgated by the SEC, or some combination thereof.

      The Board recommends approval of the proposed fundamental investment policy for improved clarity and uniformity among the Funds, while maintaining the Fund-specific exceptions to the industry concentration restriction that are necessary for the index funds. The proposed policy also excludes any Fund that is not an index fund, such as the Bond Fund (provided Proposals 4(a) and 4(b) are approved). The proposed concentration policy would also permit a Fund to concentrate in a particular industry or group of closely related industries to the same extent a new index the Fund tracks is concentrated in a particular industry or group of closely related industries. As noted above, it is proposed to give the Board authority to change the index a Fund attempts to track. In addition, the proposed concentration policy also clarifies that each Fund may invest in repurchase agreements without violating this restriction.


2. Diversification: Applies only to Bond, International Index, Premier Money Market and S&P 500 Index Funds.

      Proposed Policy:

      The Fund shall be a "diversified company" as that term is defined in the 1940 Act.

      The current policies are set forth in Appendix B.

      Commentary:

      Investment companies generally diversify their investments among many different securities. They are, however, free to choose the extent to which they will diversify their investments, within certain minimum limits set forth in the 1940 Act and/or the Internal Revenue Code of 1986, as amended. Generally, in order to be diversified under the 1940 Act, a fund may not invest more than 5% of its total assets in a single issuer (except U.S. government securities, as defined in the 1940 Act), or purchase more than 10% of the outstanding securities of a single issuer. This limit only applies to 75% of the fund's total assets, which means that any fund which is diversified under the 1940 Act may invest up to 25% of its assets in the securities of a single issuer.

      The Board recommends the approval of the proposed fundamental investment policy for improved clarity and uniformity among the Funds. The proposed diversification policy will provide maximum flexibility to allow each Fund to respond accordingly to any future changes to the 1940 Act or regulatory interpretations regarding diversification without incurring the costs and delay of soliciting a shareholder vote.


3. Borrowing Money: Applies only to Bond, E-Commerce Index, International Index, S&P 500 Index and Technology Index.

      Proposed Policy:

      The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

      The current policies are set forth in Appendix B.

      Commentary:

      The proposed policy simplifies the wording by referring to the 1940 Act provisions and will allow each Fund to borrow to the full extent permitted under the 1940 Act. The proposed fundamental investment policy will allow the Funds to modify their permissible borrowings in accordance with changes to the 1940 Act or the rules, regulations thereunder and orders obtained by the Funds. The 1940 Act requires borrowings to have 300% asset coverage, which requirement would remain unchanged under the proposed policy. Each Fund would not be limited to borrowing for temporary or emergency purposes, but would be subject to the 1940 Act's asset coverage requirements. Reverse repurchase agreement transactions and transactions involving derivative investments would be permitted under the proposed policy.

      The Board recommends approval of the proposed investment policy for improved clarity and uniformity among the Funds. The proposed borrowing policy provides the Funds with maximum flexibility with respect to future changes in the 1940 Act regarding restrictions on borrowing money, without incurring the costs and delay of soliciting a shareholder vote.


4. Issuing Senior Securities: Applies only to Bond, E-Commerce Index, International Index, S&P 500 Index and Technology Index Funds.

      Proposed Policy:

      The Fund may not issue senior securities, except as permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time.

      The current policies are set forth in Appendix B.

      Commentary:

      The proposed policy simplifies the wording by referring to the 1940 Act provisions and will allow each Fund to issue senior securities to the full extent permitted under the 1940 Act. Under the 1940 Act, borrowing and certain other transactions by an investment company are viewed as creating "senior securities." Senior securities, such as debt, would be entitled to payment prior to the claims of the investment company's shareholders. The 1940 Act and related rules and interpretations permit funds to issue senior securities, including through borrowing, in certain circumstances. The reference to these provisions will in effect incorporate them into the fundamental restriction.

      The 1940 Act generally prohibits funds from issuing any senior securities with limited exceptions. However, under current SEC staff interpretations, the Funds would be allowed to engage in transactions that could be considered to involve the issuance of "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.

      The Board recommends approval of the proposed investment policy for improved clarity and uniformity among the Funds. The proposed policy on issuing senior securities also provides the Funds with maximum flexibility with respect to future changes in the 1940 Act or regulatory interpretations regarding restrictions on issuing senior securities, without incurring the costs and delays of soliciting a shareholder vote.


5. Lending: Applies only to Bond, E-Commerce Index, International Index, Premier Money Market, S&P 500 Index and Technology Index Funds.

      Proposed Policy:

      The Fund may not make loans except as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making loans.

      The current policies are set forth in Appendix B.

      Commentary:

      The proposed policy, unlike the current policy, does not specify the particular types of lending in which each Fund is permitted to engage; instead, the proposed policy permits each Fund to lend only in a manner and to an extent in accordance with applicable law. The proposed policy would provide the Funds with greater flexibility and maximize each Fund's lending capabilities, thereby allowing the Funds to respond more effectively to regulatory, industry and market developments.

      The Board recommends approval of the proposed investment policy for improved clarity and uniformity among the Funds. The proposed lending policy provides the Funds with maximum flexibility with respect to future changes in the 1940 Act regarding restrictions on lending, without incurring the costs of soliciting a shareholder vote. In addition, the proposed policy clarifies that lending securities, entering into repurchase transactions and acquiring debt securities will not be considered a loan for purposes of this restriction.


6. Underwriting: Applies only to Bond, E-Commerce Index, International Index, Premier Money Market, S&P 500 Index and Technology Index Funds.

      Proposed Policy:

      The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the purchase of permitted investments directly from the issuer thereof or an underwriter for the issuer and the later disposition of such portfolio securities may be deemed an underwriting.

      The current policies are set forth in Appendix B.

      Commentary:

      The SEC staff generally takes the position that funds should not engage in the business of underwriting securities. Underwriting the securities of an issuing company means participating in the sale and distribution of the Trust's securities. If a Fund purchases and sells a security that has not been registered for sale under the Securities Act of 1933, as amended ("1933 Act"), the Fund may technically be an underwriter for purposes of the 1933 Act. The proposed restriction retains but restates the Funds' existing restriction on underwriting, by providing that the Funds will not underwrite securities except to the extent their purchase and sale of unregistered securities might technically be considered to be an underwriting.

      The Board recommends approval of the proposed investment policy for improved clarity and uniformity among the Funds.


7. Investments in Real Estate: Applies only to Bond, E-Commerce Index, International Index, Premier Money Market, S&P 500 Index and Technology Index Funds.

      Proposed Policy:

      The Fund may not purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

      The current policies are set forth in Appendix B.

      Commentary:

      The change clarifies and conforms the language describing the exceptions to the fundamental investment restriction. The change also clarifies that each Fund may hold or sell real estate acquired from that Fund's ownership of securities. The change is not expected to affect the investment strategies or investment risks of any Fund.

      The Board recommends approval of the proposed investment policy for improved clarity and uniformity among the Trust's Funds.


8. Investments in Commodities and Commodity Contracts: Applies only to Bond, E-Commerce Index, International Index, Premier Money Market, S&P 500 Index and Technology Index.

      Proposed Policy:

      The Fund may not purchase physical commodities or contracts relating to physical commodities.

      The current policies are set forth in Appendix B.

      Commentary:

      The change clarifies that the fundamental policy applies only to the Funds' purchase of physical (or tangible) commodities and contracts relating to physical commodities. The Funds may invest in financial futures contracts, in order to more closely replicate the performance of each Fund's corresponding index. Further, financial commodities permit a Fund to use its cash balances to gain exposure to its corresponding index.

      The Board recommends approval of the proposed investment policy for improved clarity and uniformity among the Funds.


               PROPOSAL 3(b) -- AMENDING EACH MASTER PORTFOLIO'S
                 FUNDAMENTAL INVESTMENT POLICIES AND CONVERTING
             CERTAIN OTHERS TO NON-FUNDAMENTAL INVESTMENT POLICIES

             (You are entitled to vote on this proposal only if you
               are a shareholder in the International Index Fund,
                Premier Money Market Fund or S&P 500 Index Fund)

      The 1940 Act requires investment companies (such as the MIP) to adopt certain specific investment policies or investment restrictions that can be changed only by shareholder vote. An investment company may also elect to designate other investment policies or investment restrictions that may be changed only by shareholder vote. Both types of investment policies and investment restrictions are often referred to as "fundamental policies." These investment policies and investment restrictions limit the investment activities of the MIP's investment advisor.

      Since the MIP's organization in 1993, some of the legal and regulatory requirements applicable to mutual funds have changed. For example, certain investment restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 and no longer apply. As a result, the Master Portfolios continue to be subject to fundamental investment policies that are no longer required to be fundamental and to other investment policies that are no longer required at all. Accordingly, the MIP's Board has authorized the submission to the shareholders of the Feeder Funds for their approval and has recommended that shareholders approve the amendment, reclassification and/or elimination of certain of the Master Portfolios' fundamental investment policies.

      The proposed amendments would:

1. simplify, streamline and standardize the fundamental investment policies that are required to be stated under the 1940 Act, as well as providing more flexibility;

2.    reclassify  as   non-fundamental   operating  policies  those  fundamental
      investment policies that are not specifically required to be fundamental under the 1940 Act; and

3. eliminate those fundamental investment policies that are no longer required by the securities laws of the various states.

      By reducing the number of investment policies that can be changed only by shareholder vote, the MIP's board believes that the Master Portfolios would be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental investment policies that become outdated or inappropriate. The MIP's board also believes that the investment adviser's ability to manage the Master Portfolios' assets in a changing investment environment will be enhanced and that investment management opportunities will be increased by these changes.

      The proposed standardized fundamental investment policies cover those areas for which the 1940 Act requires each Master Portfolio to have a fundamental restriction. They satisfy current regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes. The proposed changes will not affect the Master Portfolios' investment objectives. Although the proposed changes in the fundamental policies will allow the Master Portfolios greater flexibility to respond to future investment opportunities, the Master Portfolio's board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Feeder Funds or the manner in which the Feeder Funds or Master Portfolios are managed at the present time.

      Each  part  of  this   Proposal  3(b)  will  be  voted  on  separately  by
shareholders of each Feeder Fund, and each Feeder Fund will pass through its votes as instructed by its shareholders. (See "Voting Information" above.).

      Proposed Policies. The discussion below sets forth each Master Portfolio's current and proposed fundamental investment policies. After each proposed policy is a commentary that describes the proposed policy and explains the significance of the proposed change to the Master Portfolios. The MIP's board does not anticipate that approving these changes will result in a material change in the way the MIP operates the Master Portfolios at the present time.

1.    Industry Concentration:

      Current Policy:

      The Master Portfolio may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of any Master Portfolio's investments in that industry would be 25% or more of the current value of such Master Portfolio's total assets, provided that there is no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; (ii) in the case of the S&P 500 Index Fund, any industry in which the S&P 500 Index becomes concentrated to the same degree during the same period; (iii) in the case of the International Index Fund, any industry in which the EAFE Free Index becomes concentrated to the same degree during the same period; and provided further, that a Master Portfolio may invest all its assets in a diversified open-end management investment company, or series thereof, with substantially the same investment objective, policies and restrictions as such Master Portfolio, without regard for the limitations set forth in this paragraph.

      Proposed Policy:

      The Master Portfolio may not purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of a Master Portfolio's investments in that industry would equal or exceed 25% of the current value of the Master Portfolio's total assets, provided that this restriction does not limit a Master
Portfolio's: (i) investments in securities of other investment companies, (ii) investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or (iii) investments in collateralized repurchase agreements, and provided further that: (a) the International Index and S&P 500 Index Funds reserve the right to concentrate in any industry in which the index that each respective Master Portfolio tracks becomes concentrated to the same degree during the same period, and (b) the Money Market Fund reserves the right to concentrate in the obligations of domestic banks (as such term is interpreted by the SEC, or its staff).

      Commentary:

      The MIP Board recommends approval of the amended investment policy for improved clarity and uniformity among the Master Portfolios, while maintaining the Master Portfolio-specific exceptions to the industry concentration restriction that are necessary for certain Master Portfolios. The proposed policy also clarifies that each Master Portfolio may invest in collateralized repurchase agreements without violating this restriction.


 2.   Diversification:

      Current Policy:

      The Master Portfolios may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities) if, as a result, with respect to 75% of its total assets, more than 5% of the value of the Master Portfolio's total assets would be invested in the securities of any one issuer or, with respect to 100% of its total assets the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that the Master Portfolio may invest all its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio, without regard to the limitations set forth in this paragraph.

       Proposed Policy:

      The Master Portfolio may not purchase securities of any issuer if, as a result, with respect to 75% of a Master Portfolio's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Master Portfolio's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Master Portfolio's investments in cash or cash items, securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.

      Commentary:

      The MIP Board recommends approval of the amended investment policy for improved clarity and uniformity among the Master Portfolios. Applying the 10% of the outstanding voting securities restrictions to 75% rather than 100% of a Master Portfolio's total assets is consistent with industry practices and consistent with the 1940 Act's definition of a "diversified" investment company.


3.    Borrowing Money and Issuing Senior Securities:

      Current Policy:

      The Master Portfolio may not borrow money or issue senior securities as defined in the 1940 Act, except that the Master Portfolio may borrow from banks up to 10% of the current value of its assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists).

      Proposed Policy:

      The Master Portfolio may not borrow money or issue senior securities, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

      Commentary:

      These policies provide the Master Portfolios with maximum flexibility with respect to future changes in the 1940 Act, including the rules, regulations and orders thereunder, regarding restrictions on borrowing money and issuing senior securities, without incurring the costs and delay of soliciting a shareholder vote.

      The MIP Board recommends approval of the amended investment policy for improved clarity and uniformity among the Master Portfolios.


4.    Lending:

      Current Policy:

      The Master Portfolio may not make loans, except that the Master Portfolio may purchase or hold debt instruments or lend its portfolio securities in accordance with its investment objectives, and may enter into repurchase agreements.

      Proposed Policy:

      The Master Portfolio may not make loans to other parties except to the extent permitted under the 1940 Act, including the rules, regulations and orders obtained thereunder. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.

      Commentary:

      The MIP Board recommends approval of the amended investment policy to improve clarity and uniformity among the Master Portfolios. The proposed policy provides the Master Portfolios with maximum flexibility with respect to future changes in the 1940 Act, including the rules, regulations and orders thereunder regarding lending without incurring the time and expense of soliciting a shareholder vote. In addition, the amended policy clarifies that lending securities, entering into repurchase transactions and acquiring debt securities will not be considered a loan for purposes of this restriction.


5.    Underwriting:

      Current Policy:

      The Master Portfolios may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Master Portfolios' investment program may be deemed to be an underwriting; and provided further, that the purchase by the Master Portfolios of securities issued by a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio shall not constitute an underwriting for purposes of this paragraph.

      Proposed Policy:

      The Master Portfolio may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Master Portfolio's investment program may be deemed to be an underwriting.

      Commentary:

      The MIP Board recommends approval of the amended investment policy for improved clarity and uniformity among the Master Portfolios.


6.    Investments in Real Estate:

      Current Policy:

      The Master Portfolio may not purchase or sell real estate or real estate limited partnerships (other than securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.)

      Proposed Policy:

      The Master Portfolio may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Master Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

      Commentary:

      The MIP Board recommends approval of the amended investment policy for improved clarity and uniformity among the Master Portfolios.


7.    Investments in Commodities and Commodity Contracts:

      Current Policy:

      The Master Portfolio may not purchase commodities or commodity contracts (including futures contracts), except that the Master Portfolio may purchase securities of an issuer which invests or deals in commodities or commodity contracts, and except that the Master Portfolios may enter into futures and options contracts in accordance with their respective investment policies.

      Proposed Policy:

      The Master Portfolio may not purchase or sell  commodities,  provided that
(i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments.

      Commentary:

      The MIP Board recommends approval of the amended investment policy for improved clarity and uniformity among the Master Portfolios. In addition, the amended policy clarifies that certain the investments are not considered commodities for purposes of this restriction.


8.    Convert Fundamental Policies to Non-Fundamental Policies:

      The Master Portfolio proposes to convert the following two fundamental polices to non-fundamental investment policies.

      (a) The Master Portfolio may not may not write, purchase or sell puts, calls, straddles, spreads, warrants, options or any combination thereof, except that the Master Portfolio may purchase securities with put rights in order to maintain liquidity.

      (b) The Master Portfolio may not purchase interests, leases, or limited partnership interests in oil, gas, or other mineral exploration or development programs.

9. Convert Fundamental Policies to Non-Fundamental Policies (Premier Money Market Fund only):

      The Money Market Master Portfolio proposes to convert the following two fundamental policies of the Money Market Portfolio to non-fundamental:

      (a) The Money Market Master Portfolio may not make investments for the purpose of exercising control or management; provided that the Money Market Master Portfolio may invest all of its assets in a diversified, open-end management investment company, or a series thereof, with substantially the same investment objective, policies and restrictions as the Master Portfolio without regard to the limitations set forth in this paragraph.

      (b) The Money Market Master Portfolio may not purchase securities on margin (except for short-term credits necessary for the clearance of transactions and except for margin payments in connection with options, futures and options on futures) or make short sales of securities.

      Commentary:

      Because these policies are no longer required to be fundamental, the MIP board recommends converting the fundamental policies to non-fundamental investment policies of the respective Master Portfolios. This will give the MIP Board the flexibility to change each of these investment policies of the respective Master Portfolio in the future with only board approval.

      As a shareholder in one of the Feeder Funds, a vote by you "FOR" each Master Portfolio's proposal will be treated as an instruction to your Feeder Fund to vote "FOR" the corresponding change to the investment policies of your Feeder Fund's Master Portfolio.

               THE MIP BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                             "FOR" THESE PROPOSALS.


                    PROPOSALS 4(a) AND 4(b) FOR THE BOND FUND

      Please note for both Proposals 4(a) and 4(b). If shareholders do not approve both Proposal 4(a) immediately below (the proposed change to the Bond Fund's investment objective) and Proposal 4(b) further below (the proposed amended fee schedule to the advisory agreement for the Bond Fund), both Proposals will be withdrawn and the Board will instruct management of the Trust to liquidate of the Bond Fund.


        PROPOSAL 4(a) -- CHANGING THE BOND FUND'S INVESTMENT OBJECTIVES

                   (You are entitled to vote on this proposal
                only if you are a shareholder in the Bond Fund)

      The Board recommends that you approve changing the investment objective to allow the Bond Fund to become an actively managed fund. Currently the Bond Fund is a passively managed index fund that tracks the Lehman Brothers Government/Credit Bond Index.2 If shareholders approve the change in the Bond Fund's investment objective so that ETAM, as the Fund's investment advisor, would be free to allocate its investments among various fixed income securities.

      Currently, the Bond Fund also is a feeder fund, which means that the Fund does not invest directly in securities, but instead invests its assets in its corresponding Master Portfolio which, in turn, invests directly in fixed income securities. The Master Portfolio is advised by BGFA. If the proposed change to the Bond Fund's investment objective is approved, the Bond Fund will continue to be advised by ETAM, which will directly select and invest in fixed income securities for the Fund.

      When the Bond Fund was established, the Board believed that certain operating efficiencies could be achieved by investing in the Master Portfolio. However, due to a slow rate of growth and a lack of investor interest in the Bond Fund as currently structured, the Board has concluded that shareholders would be better served by changing the Fund's investment objective and investment strategies. The Board believes that the performance of the Bond Fund will improve as an actively managed bond fund, which should also result in the fund's assets growing more rapidly than they otherwise would as an index fund. As of July 31, 2001, the Bond Fund had only approximately $5 million in total assets.

      The investment of the Bond Fund's assets in the Master Portfolio has never been a fundamental policy of the Fund and a shareholder vote is not required for the Fund to withdraw its investment from the Master Portfolio. Accordingly, at the August 21, 2001 Board meeting, the Board determined that it is in the best interests of the Fund and its shareholders to withdraw the Fund from the master-feeder structure. As a result, the Board approved the withdrawal of the Fund from the Master Portfolio. In conjunction with this approval, the Board also considered and approved the submission to shareholders of this proposal to change the Fund's investment objective to convert the Bond Fund into an actively managed fund. The change in the Bond Fund's investment objective and strategies would also include a change in the Fund's name to E*TRADE Bond Fund.

-------------
2 The name of the Lehman Government/Corporate Bond Index was changed to the Lehman Government/Credit Bond Index as of July 1, 2000. This was a name change only, and did not affect the securities contained in the Index.

o The current investment objective of the Bond Fund is to provide investment results that correspond, before fees and expenses, to the total return performance of fixed-income securities in the aggregate, as represented by the Lehman Brothers Government/Credit Bond Index.

o The proposed investment objective of the Bond Fund is to seek current income and total return.

      The Bond Fund will be managed pursuant to traditional methods of active investment management, which involves the buying and selling of securities directly by ETAM, as the Fund's investment advisor, based upon economic, financial and market analyses and investment judgment.

      Under its new  investment  strategy,  the Bond Fund will no longer seek to match the performance of its benchmark index, but to outperform its new benchmark, the Lehman Intermediate U.S. Aggregate Index. The Bond Fund will seek current income and total return by investing in a diversified portfolio of investment-grade debt securities. The fixed income securities in which the Bond Fund is expected to invest include corporate notes, bonds and debentures, short-term debt instruments, mortgage-related securities, U.S. Treasury securities and other debt securities (including mortgage-related securities, such as GNMA certificates) issued or guaranteed by the U.S. Government, including its agencies or instrumentalities. The dollar-weighted average portfolio maturity of the Bond Fund will not exceed ten years.

      ETAM will rely on a combination of techniques including both quantitative and qualitative analysis. The analysis will focus on a top down fundamental approach that analyzes, among other things, duration, average quality and market sector identification. ETAM then employs a bottom up security selection process in which it evaluates such factors as: investment guidelines; regulatory constraints; tax considerations; credit quality; security structure; relative value; liquidity; diversification and the potential for enhanced returns. ETAM will also analyze factors such as the: issuer's financial fundamentals;
evaluation of the issuer's management strength; analysis of the issuer's business and industry; analysis of the competitive environment; and cash flow.

      ETAM believes that the performance of the Bond Fund will improve as an actively managed fund. The Bond Fund's current benchmark index, the Lehman Government/Credit Bond Index, had returns of 11.13% for the twelve-month period ending June 30, 2001, 5.99% for the last five-year period ending June 30, 2001, and 7.38% for the last ten-year period ending June 30, 2001. The Bond Fund's new benchmark index, the Lehman Intermediate U.S. Aggregate Index, had returns of 11.20%, 7.23% and 7.47%, respectively, for the same periods. The Lipper Intermediate Investment Grade Bond Fund Average, which is comprised of comparison peer group of [_______] actively-managed funds, had returns of 11.65%, 6.40%, and 7.65%, respectively, for the same periods.

      As explained in more detail in Proposal 4(b) below, if the new advisory agreement and new investment objective are approved by shareholders, the advisory fee paid by the Fund to ETAM, as the Fund's investment advisor, will increase from 0.10% of the Fund's average daily net assets to 0.25% of the Fund's average daily net assets, and the Fund's total expenses paid by shareholders will increase from its current level of 0.35% of the Fund's average daily net assets to 0.65% of the Fund's average daily net assets.


                 THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE
                              "FOR" THIS PROPOSAL.

     PROPOSAL 4(b) - APPROVAL OF AN PROPOSED INVESTMENT ADVISORY AGREEMENT
          FOR THE BOND FUND TO INCREASE THE ADVISORY FEE PAID TO ETAM

             (You are entitled to vote on this proposal only if you
                      are a shareholder in the Bond Fund)

      In connection with the approval of the restructuring of the Bond Fund, as discussed in Proposal 4(a) above, the Board, including a majority of the Independent Trustees, approved a new advisory agreement between the Trust and ETAM ("Proposed Advisory Agreement"), on behalf of the Bond Fund, in order to increase the advisory fee paid to ETAM. ETAM currently serves as the Investment Advisor for the Bond Fund in accordance with the Amended and Restated Investment Advisory Agreement, as amended, with the Trust ("Current Advisory Agreement"). The Proposed Advisory Agreement for the Bond Fund, would not affect the terms of the Current Advisory Agreement in any manner, attached hereto as Appendix C, except to increase the advisory fee paid to ETAM.

      Reasons for Proposed Changes in Advisory Fees. The Board believes that the new advisory fee is appropriate in light of the proposed restructuring of the Fund and the change to the Fund's investment objective, strategies and policies, as described in Proposal 4(a) above. As discussed above, the Fund proposes to change from a feeder fund, which invests all of its assets in a Master Portfolio to an actively managed fund. As a result, the Fund will be permitted to invest directly in a wide variety of fixed income securities and to employ new investment strategies and techniques. Consequently, ETAM is expected to devote significantly more personnel and resources to managing the Bond Fund as an actively managed fund than were necessary as the advisor to a feeder fund.

      Currently, the Bond Fund pays an advisory fee equal to 0.10% of the average daily net assets of the Fund, of which 0.08% is paid at the master portfolio level to the Master Portfolio's investment advisor and 0.02% of the average daily net assets are paid at the feeder level to ETAM, as the investment advisor to the Fund. This fee structure was designed with the Fund as a passively managed feeder fund. If the proposed change to an actively managed fund is approved by shareholders, the entire advisory fee would be paid to ETAM, because the Bond Fund would no longer be a feeder fund.

      ETAM proposed to the Board that the total advisory fee paid by the Bond Fund be increased to 0.25% of the average daily net assets of the Bond Fund. In connection with this proposal, ETAM has entered into a voluntary expense limitation agreement under which the total expenses of the Bond Fund will be capped at 0.65% of the average daily net assets until August 31, 2002.

      If the shareholders of the Bond Fund approve the Proposed Advisory Agreement, it is expected to be implemented on or about December __, 2001, the same time the Fund plans to commence investing in accordance with its proposed new objective and policies, as described in Proposal 4(a).

      ETAM's primary goal in recommending the proposed change to the advisory fee for the Bond Fund was to establish a new fee schedule for the Fund that would: (i) be competitive with other funds having similar investment objectives, strategies, asset type and size and (ii) provide appropriate long-term incentives, within the competitive environment, to support ETAM's expected increased allocation of personnel and resources to the Fund. Based on the information provided by ETAM to the Board, ETAM believes that that proposed advisory fee is consistent with advisory or management fees paid to advisers of other actively managed bond funds.

      Basis for the Board's Approval. At a Board meeting held on August 21, 2001, ETAM presented the Board with the requested information concerning the proposed advisory fee increase for the Bond Fund. In evaluating the Proposed Advisory Agreement for the Bond Fund, the Board, including the Independent Trustees, in consultation with counsel, requested information provided by ETAM which, in its opinion, constituted all the information reasonably necessary for the Board to form a judgment as to whether the Proposed Advisory Agreement increase would be in the best interests of the Fund and its shareholders.

      In recommending that shareholders approve the Proposed Advisory Agreement, the Board considered all factors that it deemed relevant, including:

o the investment advisory fees and other expenses that would be paid by the Bond Fund under the Proposed Advisory Agreement as compared to those of similar funds managed by other investment advisers. The Trustees noted in particular that, the new investment advisory fee would remain below the median contractual fee rate at similar asset levels for funds having similar investment objectives, strategies and asset types, as indicated in an independent study prepared for the Board;

o the significantly increased commitment of personnel and resources expected to be provided by ETAM to support the investment advisory services provided to the Fund;

o the impact of the proposed change in the investment advisory fee rate and certain proposed changes to other expenses of the Bond Fund on the total expense ratio, the de facto historic subsidization by ETAM of the Bond Fund's expenses through its unitary administrative fee structure and the willingness of ETAM to agree to limit total operating expenses for the Fund to 0.65% of the Fund's average daily net assets until at least August 31, 2002;

o the historical investment performance of the Bond Fund, as well as performance information regarding other funds not advised or managed by ETAM but having similar investment focus and asset types;

o historical performance of ETAM's investment personnel in providing active management of fixed income accounts;

o the nature and quality of the investment advisory services that have been provided by ETAM to the Bond Fund and the other series of the Trust; and

o current and projected profitability and related other benefits to ETAM in providing investment advisory services to the Bond Fund, both under the current advisory fee schedule and the proposed new advisory fee schedule, and the need to provide ETAM with sufficient long-term incentives, within the competitive marketplace, to support ETAM's allocation of personnel and resources to the Fund.

      As a result of its review, the Board determined that the proposed increase in the advisory fee for the Bond Fund in the Proposed Advisory Agreement is fair and reasonable to the Bond Fund and to its shareholders. Accordingly the Board, including the Independent Trustees, unanimously voted to approve proposed changes to the investment advisory fee rate assessed for the Bond Fund. The Trustees concluded that the Proposed Advisory Agreement will over the long-term,
(i) enable ETAM to continue to provide high-quality investment advisory services to the Bond Fund at a reasonable and competitive fee rate and (ii) allow ETAM to provide investment advisory services to the Fund at a level consistent with the increased demands of the current mutual fund marketplace. The proposed new schedule of investment management fee rates for the Fund is shown further below.

      Description of Proposed Changes in Investment Advisory Fee Rates. Both the current and proposed investment advisory fee rates for the Fund as well as the anticipated impact on the Bond Fund of the proposed changes in the rate is shown in the tables below.

      The first table below shows: (i) the aggregate amount of advisory fees paid by the Fund to ETAM under the current investment advisory fee schedule during the year ended December 31, 2000, including amounts paid at the Master Portfolio level, (ii) the aggregate amount of advisory fees that would have been paid by the Fund to ETAM if the advisory fee schedule in the Proposed Advisory Agreement had been in effect during the year ended December 31, 2000 based on the average net assets for the Fund during 2000, (iii) the dollar difference between the two amounts, and (iv) the percentage difference between the two amounts.

---------------------------------------------------------------------------------------
Aggregate Fees          Aggregate Fees         Difference Between     % Difference
under Current           under Proposed         Amounts under the      Between Amounts
Advisory Agreement      Advisory Fee           Current And            under the Current
Fee Schedule Year       Schedule (Year         Proposed Fee           and Proposed
ended 12/31/00)         ended 12/31/00)        Schedules              Fee Schedules
---------------------------------------------------------------------------------------
$2,907*                 $7269                  $4,362                 150%

* This amount includes advisory fees paid at both the Master Portfolio level and the Feeder Fund level.

      Fees and Expenses Comparison. The table below compares the fees and expenses that you would pay under the fee schedule for the Advisory Agreement currently in effect with the fees and expenses that you will pay under the Proposed Advisory Agreement. The table reflects the annual operating expenses calculated as a percentage of average daily net assets.

Shareholder Fees                               Current     Pro Forma
                                               -------     ---------
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on         None        None
Purchases
Maximum Deferred Sales Charge (Load)           None        None
Maximum Sales Charge (Load) Imposed in         None        None
Reinvested Dividends and other Distributions
Redemption Fee (as a % of redemption           1.00%       1.00%
proceeds, payable only if shares are redeemed within four months of purchase)

Annual Fund Operating Expenses                 Current(1)  Proposed
                                               ----------  --------
(expenses that are deducted from Fund assets)
Management Fees                                0.10(2)     0.25%
Distribution (12b-1) Fees                      None        None
Other Expenses                                 0.25%(3)    6.49%(4)
                                               --------    --------
Total Annual Fund Operating Expenses           0.35%       6.74%
Fee Waiver and/or Expense Reimbursement        None        6.09%(5)
                                               ----        --------
Net Expenses                                   0.35%       0.65%

(1) The cost reflects the expenses at both the Fund and the Master Portfolio levels.

(2) Management fees include a fee equal to 0.08% of daily net assets payable at the Master Portfolio level to its investment advisor and an investment advisory fee equal to 0.02% payable by the Fund to its investment advisor.

(3) The cost reflects the administrative services fee, which is payable by the Fund to its administrator, ETAM. Under the current Administrative Services Agreement with the Fund, ETAM is responsible for all expenses otherwise payable by the Bond Fund (other than the advisory fees, ETAM's compensation pursuant to the Administrative Services Agreement, and any expenses of the Bond Fund's Master Portfolio). The current agreement will remain in effect until (a) the effective date of the conversion of the Bond Fund, if both proposals related to the conversion of the Bond Fund in Proposals 4(a) and (b) are approved by shareholders or (b) the liquidation date for the Bond Fund if Proposals 4(a) and 4(b) are not approved by shareholders.

(4) Reflects a new Administrative Services Agreement with ETAM, which is described on page 34, and will become effective upon the conversion of the Bond Fund, if all necessary approvals are received from shareholders. Under this Administrative Services Agreement, the Bond Fund pays directly all of its expenses.

(5) The Fee Waiver/Expense Reimbursement reflects contractual arrangements between ETAM and the Fund to limit "Other Expenses" on an annualized basis through at least at least August 31, 2002.

      Example. This Example is intended to help you compare the cost of investing in the Bond Fund under the Current Advisory Agreement fees and the cost of investing in the Bond Fund under the Proposed Advisory Agreement.

      The Example assumes that you invest $10,000 in the Bond Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Bond Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                              1 year      3 years     5 years     10 years
                              ------      -------     -------     --------
Current Fees*                 $37         $115        $201        $453
Proposed Fees                 $[    ]     $[    ]     $[    ]     $[    ]

* Reflects costs at both the Fund and Master Portfolio levels.

      Terms of the Current Advisory Agreement. The Current Advisory Agreement provides that, subject to the general supervision of the Board of Trustees, ETAM will:

o provide a program of continuous investment management for the Fund in accordance with the Fund's investment objective, policies and limitations;

o provide the Fund with ongoing investment guidance, policy direction, including oral and written research, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy;

o to the extent permitted, advise as to the securities, instruments, repurchase agreements, options and other investments and techniques that the Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Fund's portfolio;

o advise as to what portion of the Fund's portfolio shall be invested in securities and other assets, and what portion if any, should be held uninvested;

o place orders pursuant to the Fund's investment determinations as approved by the Trustees for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies and legal requirements;

o furnish to the Trust whatever statistical information the Trust may reasonably request with respect to the Fund's assets or contemplated investments;

o keep the Trust and the Trustees informed of developments materially affecting the Fund's portfolio;

o select and manage investment subadvisers, if any, who may be granted discretionary investment authority, and

o furnish the Trustees with such periodic and special reports regarding the Fund and any subadvisers, if any, as they may reasonably request.

      All of the provisions discussed above with respect to the Current Advisory Agreement are identical, in all material respects to those in the Proposed Advisory Agreement.

      The Current Advisory Agreement for the Bond Fund was initially approved by the Board of Trustees on May 5, 1999, and, for regulatory purposes, by the Fund's sole shareholder, ETAM, on August 12, 1999. The Board most recently approved the continuation of the Current Advisory Agreement for the Bond Fund on November 7, 2000.


OTHER AGREEMENTS BETWEEN ETAM AND THE TRUST OR AFFILIATES

      Current Administrative Services Agreement. ETAM also serves as the Administrator for each of the Funds under the Second Amended and Restated Administrative Services Agreement ("Current Administrative Services Agreement") between ETAM and the Trust, on behalf of each of the Funds. The Current Administrative Services Agreement, on behalf of the Bond Fund will remain in effect until (a) the effective date of the conversion of the Bond Fund to an actively managed fund, which is contingent upon the Bond Fund receiving certain shareholder approvals as discussed in Proposals 4(a) and 4(b) of this Proxy Statement or (b) the liquidation date for the Bond Fund if Proposals 4(a) and 4(b) are not approved by shareholders.

      Under the Current Administrative Services Agreement, ETAM provides administrative services to each Fund directly or through sub-contracting, including: (i) coordinating the services performed by the investment advisor, transfer and dividend disbursing agent, custodian, sub-administrator, shareholder servicing agent, independent auditors and legal counsel; (ii)
preparing or supervising the preparation of periodic reports to each Fund's shareholders; (iii) generally supervising regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and other federal or state governmental agencies; and (iv) monitoring and reviewing each Fund's contracted services and expenditures. ETAM also furnishes office space and certain facilities required for conducting the business of each Fund.

      Pursuant to the Current Administrative Services Agreement, ETAM receives a fee equal to 0.25% of the average daily net assets of the Bond Fund. Under that agreement, ETAM is responsible for all expenses otherwise payable by each Fund, including the Bond Fund, other than the advisory fees, ETAM's compensation pursuant to the Current Administrative Services Agreement, and any expenses of a Fund's Master Portfolio, if applicable.

      New Administrative Services Agreement. At a meeting of the Board held on August 21, 2001, ETAM proposed that the Second Amended and Restated Administrative Services Agreement be further amended and restated so that it would no longer contractually limit the fees and expenses of each of the Funds as currently in place. After due consideration, the Board approved a Third Amended and Restated Administrative Services Agreement ("New Administrative
Services Agreement") between the Trust and ETAM, on behalf of each Fund, including the Bond Fund. The New Administrative Services Agreement does not change the actual administrative services ETAM provides, although the New Administrative Services Agreement more clearly describes those services.

      The New Administrative Services Agreement compensates ETAM solely for its administrative services and ETAM will no longer pay for all expenses incurred by each Fund (other than advisory fee and ETAM's compensation as the Administrator under the agreement). The New Administrative Services Agreement' fee structure is more in line with current industry norms; and will allow ETAM to more adequately manage its business by limiting its own expenses.

      The principal effect of this new "unbundling" of ETAM's administrative fee is that, for example, the Bond Fund will now responsible for paying for its own expenses directly out of Fund assets, rather than paying the "unitary" administrative fee to ETAM and ETAM paying for the Fund's expenses. In the Fee Table for the Bond Fund, the category "Other Expenses" includes amounts that would be paid to ETAM (in each of its capacities as described below) and to other service providers.

      Shareholder Servicing Agreement. At the Board meeting held on August 21, 2001, the Board also approved a Shareholder Servicing Agreement between ETAM and the Trust, on behalf of each Fund, including the Bond Fund. The Shareholder Servicing Agreement will become effective for the Bond Fund upon the effective date of the conversion of the Bond Fund to an actively managed fund if approved by shareholders.

      Under this Shareholder Servicing Agreement, ETAM may provide the following services to shareholders and/or investors investing in shares of the Funds: support of telephone services in connection with the Funds; delivery of current prospectuses, reports, notices, proxies and proxy statements and other informational materials; assistance in connection with the tabulation of shareholders' votes in the event of a Trust shareholder vote; receiving, tabulating and transmitting proxies executed by or on behalf of shareholders; maintenance of shareholders records reflecting shares purchased and redeemed and share balances, and the conveyance of that information to the Trust as may be reasonably requested; provision of support services to shareholders, including providing information about the Trust and the Funds and answering questions concerning the Trust and its Funds (including questions regarding shareholders' interests in one or more Funds); acting as the nominee for shareholders, maintaining account records and providing shareholders with account statements; processing dividend payments; issuing shareholder reports and transaction confirmations; providing sub-accounting services; general account administration activities; and providing such similar shareholder services as the Trust may reasonably request to the extent the ETAM is permitted to do so under applicable statutes, rules or regulation.

      Pursuant to this agreement, ETAM will receive assistance in connection with a shareholder servicing fee equal to 0.25% of the average daily net assets of the Bond Fund. In addition, ETAM will be allowed to use the service fees it receives under this Shareholder Services Agreement to compensate its affiliates, including E*TRADE Securities, Inc., the Trust's distributor, for shareholder services provided by such affiliate to the Funds.

      Expense Limitation Agreement. In connection with the approvals of the agreements above at the Board meeting held on August 21, 2001, the Board also approved an Expense Limitation Agreement between ETAM and the Trust, on behalf of each Fund, which provides that ETAM will limit the annual operating expenses of each Fund, for a specified period of time. Pursuant to that Expense Limitation Agreement, ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of the Bond Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.65% of the Bond Fund's daily net assets.

      Please note for Proposals 4(a) and 4(b). If shareholders do not approve both Proposals 4(a) and 4(b), both Proposals will be withdrawn and the Board will order the liquidation of the Bond Fund.

                       THE BOARD RECOMMENDS THAT YOU VOTE
                             "FOR" THESE PROPOSALS


                 GENERAL INFORMATION ABOUT THIS PROXY STATEMENT

      Solicitation of Votes. Solicitation of proxies is being made primarily by the distribution of this Notice of Meeting and Proxy Statement on or about September 14, 2001. In addition to the solicitation of proxies via the Internet, personnel of the Trust and its affiliates, or an agent of the Trust, such as Equiserve or Georgeson Shareholder Communications, Inc. may solicit proxies by telephone or other electronic means.

      Adjournments. If the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of votes. The persons named as proxies will vote in favor of adjournment with respect to those proxies which have been voted in favor of that proposal and will vote against any such adjournment with respect to those proxies which have been voted against that proposal.

      Other Matters to Come Before the Special Meeting. The Trust does not know of any matters to be presented at the Special Meeting other than those described in this Proxy Statement. However, if any other matters come before the Special Meeting, including any proposal to adjourn the Special Meeting to permit the continued solicitation of proxies in favor of the proposals, it is the Trust's intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed proxy.

      If you do not plan to attend the Special Meeting in person, please vote the enclosed proxy promptly. If you do plan to attend the Special Meeting, please note that where provided when voting.

      Future Shareholder Proposals. You may request inclusion in the Trust's proxy statement for shareholder meetings certain proposals for action which you intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders and in order to minimize its costs, does not intend to hold meetings of the shareholders unless so required by applicable law, regulation, regulatory policy, or if otherwise deemed advisable by the Trust's management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders.

                               GENERAL INFORMATION

      Executive Officers of the Trust. The following table provides information with respect to the executive officers of the Trust. Each executive officer is elected by the Board and serves until his or her successor is chosen and qualified or until his or her resignation or removal by the Board.

------------------------------------------------------------------------------------
Name and Age              Position(s) Held with     Principal  Occupation(s) During
                          the Fund                  the Past 5 Years
------------------------------------------------------------------------------------
Liat Rorer (41)           President                 Ms.  Rorer  is  Vice  President
                                                    of  Operations  and a  director
                                                    of  E*TRADE  Asset  Management,
                                                    Inc.   She   is   also  a  Vice
                                                    President       of      E*TRADE
                                                    Securities,   Inc.   which  she
                                                    joined  in 1999.  Prior to that
                                                    Ms.  Rorer  worked  as a senior
                                                    consultant   for  the  Spectrem
                                                    Group,    (financial   services
                                                    consulting)     beginning    in
                                                    1998.  From  1996 to 1998,  she
                                                    was a marketing  Vice President
                                                    for      Charles       Schwab's
                                                    Retirement  Plan Services,  and
                                                    prior    to   that   she   held
                                                    positions in Fidelity's  Retail
                                                    Services,       Legal       and
                                                    Institutional          Services
                                                    Departments.

Elizabeth Gottfried (41)  Vice President and        Ms.  Gottfried  joined  E*TRADE
                          Treasurer                 in  September  2000.  Prior  to
                                                    that, she worked at Wells
                                                    Fargo Bank from 1984 to 2000
                                                    and managed various areas of
                                                    Wells Fargo's mutual fund
                                                    group.

Ulla Tarstrup (34)        Vice President            Ms.  Tarstrup joined E*TRADE in
                                                    August  1998.  Prior  to  that,
                                                    she    worked    in    Franklin
                                                    Resources'       legal      and
                                                    administration  department from
                                                    1994 to 1998.

Jay Gould (45)            Secretary                 Mr.   Gould  is   Secretary  of
                                                    E*TRADE    Asset    Management.
                                                    From   February   to   December
                                                    1999,   he  served  as  a  Vice
                                                    President at  Transamerica  and
                                                    prior  to  that  he  worked  at
                                                    Bank of  America  (banking  and
                                                    financial services) from 1994.



      Share Ownership by the Trustees and Officers. As of July 31, 2001, Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of any Fund.

      Principal Shareholders. As of July 31, 2001, the shareholders identified below were known by the Trust to own 5% or more of the outstanding shares of each of the Funds listed below and in the following capacity:

--------------------------------------------------------------------------------------
                                         Amount and Nature of
                                          Beneficial Ownership
 Name and Address of Beneficial Owner                             Percentage of Fund
--------------------------------------------------------------------------------------

[to be provided]                                                        [___%]

[to be provided]                                                        [___%]


      Investment Advisor. E*TRADE Asset Management, Inc. ("ETAM" or "Advisor") serves as investment advisor to each Fund. The principal business address of ETAM is 118 King Street, San Francisco, California 94107. ETAM, a wholly-owned subsidiary of E*TRADE Group, is a Delaware corporation that offers investment advisory services. No trustee has been engaged in any purchase or sale of securities of ETAM, or its parent or subsidiaries of either since the beginning of the last two fiscal years. The directors and officers of the Investment Advisor and their business and other connections are as follows:

Directors and Officers of  Title/Status with            Other Business
Investment Adviser         Investment Adviser           Connections
-------------------------- ------------------           ------------------------
Liat Rorer                 Vice President and Director  Vice  President,   Asset
                                                        Gathering,       E*TRADE
                                                        Group.  Formerly  Senior
                                                        Consultant  at  Spectrem
                                                        Group from 1998 to 2000.

Mindy Posoff               Vice President and Director  Vice President,  E*TRADE
                                                        Securities,         Inc.
                                                        Formerly   with   Credit
                                                        Suisse    First   Boston
                                                        from 1986 to 1999.

Jay Gould                  Secretary                    Assistant        General
                                                        Counsel,  E*TRADE Group,
                                                        Inc.    Formerly    Vice
                                                        President             of
                                                        Transamerica        from
                                                        February     1999     to
                                                        December    1999,    and
                                                        Senior  Associate,  Bank
                                                        of America  from 1994 to
                                                        January 1999.

      Barclays Global Fund Advisors ("BGFA") serves as sub-adviser to the E*TRADE E-Commerce Index Fund, E*TRADE Financial Sector Index Fund and E*TRADE Technology Index Fund. The principal business address of the BGFA is 45 Fremont Street, San Francisco, California 94105. BGFA is a wholly owned subsidiary of Barclays Bank PLC.

      OTHER SERVICE PROVIDERS

      Distributor. Under a distribution agreement with the Trust on behalf of each Fund ("Distribution Agreement"), E*TRADE Securities Inc., 4500 Bohannon Drive, Menlo Park, CA 94025, acts as underwriter for the continuous offering of each Fund's shares. Each Fund pays no compensation to E*TRADE Securities for its distribution services. E*TRADE Securities is a wholly-owned subsidiary of E*TRADE Group, Inc. The Distribution Agreement provides that E*TRADE Securities will use its best efforts to distribute the Fund's shares.

      Each Fund is a no-load fund, therefore investors pay no sales charges when buying, exchanging or selling shares of any Fund. The Distribution Agreement further provides that the E*TRADE Securities will bear any costs of printing prospectuses and shareholder reports which are used for selling purposes, as well as advertising and any other costs attributable to the distribution of each Fund's shares.

      Independent Accountants. Deloitte & Touche LLP, 350 South Grand Avenue, Los Angeles, CA 90071-3462, acts as independent accountants for the Trust. Deloitte & Touche LLP is responsible for auditing the annual financial statements of each Fund. Representatives of Deloitte & Touche LLP are not expected to be present at the Special Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.


                           MASTER INVESTMENT PORTFOLIO

      Executive Officers. The following table provides information with respect to the executive officers of the MIP. Each executive officer is elected by the MIP's board and serves until his successor is chosen and qualified or until his resignation or removal by the MIP's board.

--------------------------------------------------------------------------------
Name and Age            Position(s) Held           Principal Occupation(s)
                        with the MIP               During the Past 5 Years
--------------------------------------------------------------------------------
R. Greg Feltus (50)     Trustee, Chairman and      Executive  Vice  President of
                        President                  Stephens,  Inc.; President of
                                                   Stephens Insurance  Services,
                                                   Inc.;  President of Investors
                                                   Brokerage  Insurance,   Inc.;
                                                   and    Manager   of   Private
                                                   Client Group.

Richard H. Blank, Jr.   Chief Operating Officer,   Vice  President  of Stephens,
(45)                    Secretary and Treasurer    Inc.;  Director  of  Stephens
                                                   Sports  Management  Inc.; and
                                                   Director of Capo Inc.

      Share Ownership by the Trustees and Officers. As of December 31, 2000, trustees and officers of the MIP as a group beneficially owned less than 1% of the outstanding shares of the Master Portfolios.

      Substantial Shareholders. As of September 7, 2001, the shareholders identified below were known by the MIP to own 5% or more of the outstanding interest of each of the Master Portfolios listed below and in the following capacity:

--------------------------------------------------------------------------------
Name and Address of     Amount and Nature of
Beneficial Owner        Beneficial Ownership            % of Master Portfolio
--------------------------------------------------------------------------------
[to be provided]        [              ]                        [___%]


[to be provided]        [              ]                        [___%]


      Investment Advisor. Barclays Global Fund Advisors ("BGFA") serves as investment advisor to each Master Portfolio. The principal business address of BGFA is 45 Fremont Street, San Francisco, California 94105. BGFA is a wholly owned subsidiary of Barclays Global Investors, N.A. ("BGI").

      Other Service Providers. Each Master Portfolio has entered into administration agreements with BGI and Stephens, Inc. BGI's principal business address is 45 Fremont Street, San Francisco, California 94105. The principal address of Stephens, Inc. is 111 Center Street, Little Rock, AR 72201. Stephens, Inc. also serves as the principal underwriter to each Fund.

      Independent Auditors. KPMG LLP ("KPMG"), Three Embarcadero Center, San Francisco, California 94111, served as independent accountants for the MIP from the MIP's commencement of operations until May 7, 2001 when KPMG resigned as the MIP's independent auditors. KPMG's reports on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years immediately preceding KPMG's resignation and from February 28, 2001 through the date of KPMG's resignation, there have been no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

      On August 21, 2001, the Audit Committee of the board of trustees of the MIP, consisting of all the trustees who are not "interested persons" of the Trust (as defined in the 1940 Act) selected PricewaterhouseCoopers LLP ("PwC"), 333 Market Street, San Francisco, California 94105, as the new independent auditors for the Master Portfolios. The selection of PwC was approved by all the Trustees.

                                                                      APPENDIX A


                                  E*TRADE FUNDS


----------------------- --------------------------------------------------------
Fund                            Investment Objective
----------------------- --------------------------------------------------------
Bond*                           To provide investment results that correspond to
                                the total  return  performance  of  fixed-income
                                securities in the  aggregate,  as represented by
                                the Lehman  Brothers  Government/Corporate  Bond
                                Index

E-Commerce Index                To provide investment results that match, before
                                fees and  expenses,  the total  return of stocks
                                comprising the Goldman Sachs E-Commerce Index.

International Index             To match as closely as  practicable, before fees
                                and   expenses,    the    performance    of   an
                                international   portfolio   of   common   stocks
                                represented  by  the  Morgan   Stanley   Capital
                                International  Europe,  Australasia and Far East
                                Free Index.

S&P 500 Index                   To  provide  investment  results that attempt to
                                match the total  return of the stocks  making up
                                the Standard & Poor's 500 Composite  Stock Price
                                Index.

Technology Index                To match, before fees and  expenses,  the  total
                                return of the stocks making up the Goldman Sachs
                                Technology Index.

* As discussed in Proposal 4(a), the Bond Fund is proposing to change its investment objective.


                           MASTER INVESTMENT PORTFOLIO


--------------------------------------------------------------------------------
Master Portfolio                Investment Objective
--------------------------------------------------------------------------------
Money Market                    To  provide  investors  with  a  high  level  of
                                income,  while preserving capital and liquidity,
                                by   investing   in   high-quality,   short-term
                                investments.

S&P 500 Index                   To  provide  investment  results that correspond
                                to the  total  return  performance  of  publicly
                                traded  common  stocks  in  the  aggregate,   as
                                represented  by the  Standard & Poor's 500 Stock
                                Index.

                                                                      APPENDIX B

                  CURRENT AND PROPOSED FUNDAMENTAL INVESTMENT
                           POLICIES OF E*TRADE FUNDS

1.    Concentration

Proposed Policy:

      The Fund may not "concentrate" its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time, except that there shall be no limitation with respect to investments in: (i) securities of other investment companies; (ii) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (iii) repurchase agreements (collateralized by securities issued by the U.S. Government, its agencies or instrumentalities), and provided further that the Fund reserves the right to concentrate in any particular industry or group of closely related industries to approximately the same extent that securities of the companies within a particular industry or group of closely related industries comprise the respective index whose performance the Fund seeks to track.

Current Policies:

Bond Fund:

      The Fund may not invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries except that there shall be no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; (ii) any industry in which the Lehman Brothers Government/Corporate Bond Index becomes concentrated to the same degree during the same period. The Fund will be concentrated as specified above only to the extent the percentage of its assets invested in those categories of investments is sufficiently large that 25% or more of its total assets would be invested in a single industry.

E-Commerce Index Fund:

      The Fund may not invest 25% or more of its total assets (taken at market value at the time of such investment) in the securities of issuers in any particular industry or group of closely related industries except that there shall be no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities (or repurchase agreements thereto); or (ii) any particular industry or group of closely related industries (such as the e-commerce sector) to the extent which companies whose stocks comprise the GSEC Index belong to a particular industry or group of closely related industries to the approximately same degree during the same period.

International Index Fund:

      The Fund may not invest 25% or more of its total assets in the securities of issuers in any particular industry or group of closely related industries except that there shall be no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities; (ii) any particular industry or group of closely related industries to the extent which companies whose stocks comprise the EAFE Free Index belong to a particular industry or group of closely related industries to the same degree during the same period. (The Fund will be concentrated as specified above only to the extent the percentage of its assets invested in those categories of investments is sufficiently large that 25% or more of its total assets would be invested in a single industry).

S&P 500 Index Fund:

      The Fund may not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements thereto).

Technology Index Fund:

      The Fund may not invest 25% or more of its total assets (taken at market value at the time of such investment) in the securities of issuers in any particular industry or group of closely related industries except that there shall be no limitation with respect to investments in (i) obligations of the U.S. Government, its agencies or instrumentalities (or repurchase agreements thereto); or (ii) any industry in which the GSTI Composite Index is concentrated to the approximately same degree during the same period.

2.    Diversification

Proposed Policy:

      The Fund shall be a "diversified company" as that term is defined in the 1940 Act.

Current Policies:

Bond and S&P 500 Index Funds:

      The Fund may not invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities may be purchased, without regard to any such limitation.

      The Fund may not with respect to 75% of its total assets, invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding securities of any one issuer.

International Index Fund:

      The Fund may not invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of its total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities may be purchased, without regard to any such limitation. This limitation does not apply to foreign currency transactions including, without limitation, forward currency contracts.

      The Fund may not hold more than 10% of the outstanding voting securities of any single issuer. This Investment Restriction applies only with respect to 75% of its total assets.

Premier Money Market Fund:

      The Fund may not purchase securities of any issuer if, as a result, with respect to 75% of the Fund's total assets, more than 5% of the value of its total assets would be invested in the securities of any one issuer or the Fund's ownership would be more than 10% of the outstanding voting securities of such issuer, provided that this restriction does not limit a Fund's investments in securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or investments in securities of other investment companies.


3.    Borrowing Money

Proposed Policy:

      The Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

Current Policies:

Bond Fund:

      The Fund may not borrow money, except to the extent permitted under the 1940 Act, provided that the Fund may borrow from banks up to 10% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 10% of the current value of its net assets (but investments may not be purchased while any such outstanding borrowing in excess of 5% of its net assets exists). For purposes of this investment restriction, the Fund's entry into options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indexes shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Fund.

E-Commerce Index Fund:

      The Fund may (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from other persons to the extent permitted by applicable law.

International Index Fund:

      The Fund may not borrow money, except to the extent permitted under the 1940 Act, provided that the Fund may borrow up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets. For purposes of this investment restriction, the Fund's entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing to the extent certain segregated accounts are established and maintained by the Fund.

S&P 500 Index Fund:

      The Fund may (1) borrow money from banks and (2) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (1) and (2) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments). The Fund may also borrow money from other persons to the extent permitted by applicable law.

Technology Index Fund:

      The Fund may (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the 1940 Act which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings), except that the Fund may borrow up to an additional 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes. The Fund may also borrow money from other persons to the extent permitted by applicable law.

4.    Issuing Senior Securities

Proposed Policy:

      The Fund may not issue senior securities, except as permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time.

Current Policies:

Bond, E-Commerce Index, S&P 500 Index, and Technology Index Funds

      The Fund may not issue senior securities, except as permitted under the 1940 Act.

International Index Fund:

      The Fund may not issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except to the extent the activities permitted in Investment Restriction Nos. 3 and 5 may be deemed to give rise to a senior security.

5.    Lending

Proposed Policy:

      The Fund may not make loans except as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time. For purposes of this limitation, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making loans.

Current Policies:

E-Commerce Index, S&P 500 Index, and Technology Index Funds:

      The Fund may not lend any funds or other assets, except that the Fund may, consistent with its investment objective and policies: (a) invest in certain short-term or temporary debt obligations, even though the purchase of such obligations may be deemed to be the making of loans, (b) enter into repurchase agreements, and (c) lend its portfolio securities in an amount not to exceed 33 1/3% of the Fund's total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the directors of the Fund.

Bond and International Index Funds:

      The Fund may make loans to others, except through the purchase of debt obligations and the entry into repurchase agreements. However, the Fund may not lend its portfolio securities in an amount not to exceed one-third of the value of its total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Fund's Board of Trustees.

Premier Money Market Fund:

      The Fund may not make loans to other parties if, as a result, the aggregate value of such loans would exceed one-third of the Fund's total assets. For the purposes of this limitation, entering into repurchase agreements, lending securities and acquiring any debt securities are not deemed to be the making of loans.


6.    Underwriting

Proposed Policy:

      The Fund may not engage in the business of underwriting securities issued by others, except to the extent that the purchase of permitted investments directly from the issuer thereof or an underwriter for the issuer and the later disposition of such portfolio securities may be deemed an underwriting.

Current Policies:

E-Commerce, S&P 500 Index, and Technology Index Funds:

      The Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the disposition of portfolio securities.

Bond Fund:

      The Fund may not act as an underwriter of securities of other issuers, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the disposition of portfolio securities.

International Index Fund:

      The Fund may not act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter under the 1933 Act by virtue of disposing of portfolio securities.

Premier Money Market Fund:

      The Fund may not underwrite securities of other issuers, except to the extent that the purchase of permitted investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting.


7.    Investments in Real Estate

Proposed Policy:

      The Fund may not purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

Current Policies:

E-Commerce Index, S&P 500 Index, and Technology Index Funds:

      The Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

Bond Fund:

      The Fund may not purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.

International Index Fund:

      The Fund may not purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the Fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate.

Premier Money Market Fund:

      The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).


8.    Investments in Commodities and Commodity Contracts

Proposed Policy:

      The Fund may not purchase physical commodities or contracts relating to physical commodities.

Current Policies:

E-Commerce Index, S&P 500 Index, and Technology Index Funds:

      The Fund may not purchase or sell physical commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.

Bond and International Index Funds:

      The Fund may not invest in commodities, except that the Fund may purchase and sell (i.e., write) options, forward contracts, futures contracts, including those relating to indexes, and options on futures contracts or indices.

Premier Money Market Fund:

      The Fund may not purchase or sell commodities provided that (i) currency will not be deemed to be a commodity for purposes of this restriction, (ii) this restriction does not limit the purchase or sale of futures contracts, forward contracts or options, and (iii) this restriction does not limit the purchase or sale of securities or other instruments backed by commodities or the purchase or sale of commodities acquired as a result of ownership of securities or other instruments

                                                                      APPENDIX C

                         INVESTMENT ADVISORY AGREEMENT
                                with respect to
                             ACTIVELY MANAGED FUNDS

      AGREEMENT, effective commencing as of ____________, 2001 between E*TRADE Asset Management, Inc. ("Adviser") and E*TRADE Funds ("Trust") with respect to the funds listed on Exhibit A (each a "Fund") attached hereto.

      WHEREAS, the Trust is a Delaware business trust organized pursuant to a Declaration of Trust dated November 4, 1998 ("Declaration of Trust"), and is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end, diversified management investment company, and the Fund is a portfolio of the Trust; and

      WHEREAS, the Trust wishes to retain the Adviser to render investment advisory services to the Fund, and the Adviser is willing to furnish such services to the Fund; and

      WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act");

      NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the Trust and the Adviser as follows:

      1. Appointment. The Trust hereby appoints the Adviser to act as investment adviser to the Fund for the periods and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth, for the compensation herein provided.

      2. Investment Advisory Duties.

         (a) Subject to the supervision of the Trustees of the Trust, the Adviser will: (i) provide a program of continuous investment management for the Fund in accordance with the Fund's investment objective, policies and limitations as stated in the Fund's Prospectus and Statement of Additional Information included as part of the Trust's Registration Statement filed with the Securities and Exchange Commission ("SEC") and as the Prospectus and Statement of Additional Information may be amended from time to time, copies of which shall be provided to the Adviser by the Trust; and (ii) select and manage, subject to approval by the Trustees, investment subadvisers, who may be granted discretionary investment authority for the Fund.

         (b) In performing its investment management services to the Fund hereunder, the Adviser will provide the Fund with ongoing investment guidance, policy direction, including oral and written research, monitoring of all subadvised portions of the Fund, analysis, advice, statistical and economic data and judgments regarding individual investments, general economic conditions and trends and long-range investment policy.

         (c) To the extent permitted by the Adviser's Form ADV as filed with the SEC and subject to the approval of the Trustees of the Trust, the Adviser shall have the authority to manage cash and money market instruments for cash flow purposes.

         (d) To the extent permitted by the Adviser's current Form ADV as filed with the SEC, the Adviser will advise as to the securities, instruments, repurchase agreements, options and other investments and techniques that the Fund will purchase, sell, enter into or use, and will provide an ongoing evaluation of the Fund's portfolio. The Adviser will advise as to what portion of the Fund's portfolio shall be invested in securities and other assets, and what portion if any, should be held uninvested.

         (e) The Adviser may engage and remove one or more subadvisers, subject to the legally required approvals of the Trust and its shareholders, and the Adviser shall monitor the performance of any subadviser and report to the Trust thereon.

         (f)  The  Adviser   further  agrees  that,  in  performing  its  duties
hereunder, it will:

              (i) comply with the 1940 Act and all rules and regulations thereunder, the Advisers Act, the Internal Revenue Code ("Code") and all other applicable federal and state laws and regulations, and with any applicable procedures adopted by the Trustees;

              (ii) use reasonable efforts to manage the Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Code and regulations issued thereunder;

              (iii) place orders pursuant to the Fund's investment determinations as approved by the Trustees for the Fund directly with the issuer, or with any broker or dealer, in accordance with applicable policies expressed in the Fund's Prospectus and/or Statement of Additional Information and in accordance with applicable legal requirements;

              (iv) furnish to the Trust whatever statistical information the Trust may reasonably request with respect to the Fund's assets or contemplated investments. In addition, the Adviser will keep the Trust and the Trustees informed of developments materially affecting the Fund's portfolio and shall, on the Adviser's own initiative, furnish to the Trust from time to time whatever information the Adviser believes appropriate for this purpose;

              (v) make available to the Trust's administrator ("Administrator") and the Trust, promptly upon their request, such copies of its investment records and ledgers with respect to the Fund as may be required to assist the Administrator and the Trust in their compliance with applicable laws and regulations. The Adviser will furnish the Trustees with such periodic and special reports regarding the Fund and any subadviser as they may reasonably request;

              (vi) immediately notify the Trust in the event that the Adviser or any of its affiliates: (1) becomes aware that it is subject to a statutory disqualification that prevents the Adviser from serving as investment adviser pursuant to this Agreement; or (2) becomes aware that it is the subject of an administrative proceeding or enforcement action by the SEC or other regulatory authority. The Adviser further agrees to notify the Trust immediately of any material fact known to the Adviser respecting or relating to the Adviser that is not contained in the Trust's Registration Statement regarding the Fund, or any amendment or supplement thereto, but that is required to be disclosed thereon, and of any statement contained therein that becomes untrue in any material respect; and

              (vii) in providing investment advice to the Fund, use no inside information that may be in its possession or in the possession of any of its affiliates, nor will the Adviser seek to obtain any such information.

      3. Futures and Options.

         The Adviser's investment authority shall include advice with regard to purchasing, selling, or covering open positions, and generally dealing in financial futures contracts and options thereon, in accordance with Rule 4.5 of the Commodity Futures Trading Commission.

         The Adviser's authority shall include authority to: (i) open and maintain brokerage accounts for financial futures and options (such accounts hereinafter referred to as "Brokerage Accounts") on behalf of and in the name of the Fund; and (ii) execute for and on behalf of the Brokerage Accounts, standard customer agreements with a broker or brokers. The Adviser may, using such of the securities and other property in the Brokerage Accounts as the Adviser deems necessary or desirable, direct the custodian to deposit on behalf of the Fund, original and maintenance brokerage deposits and otherwise direct payments of cash, cash equivalents and securities and other property into such brokerage accounts and to such brokers as the Adviser deems desirable or appropriate.

      4. Use of Securities Brokers and Dealers.

         The Adviser will monitor the use by any subadviser of broker-dealers. To the extent permitted by the Adviser's Form ADV as filed with the SEC, purchase and sale orders will usually be placed with brokers who are selected by the Adviser as able to achieve "best execution" of such orders. "Best execution" shall mean prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. Whenever the Adviser places orders, or directs the placement of orders, for the purchase or sale of portfolio securities on behalf of the Fund, in selecting brokers or dealers to execute such orders, the Adviser is expressly authorized to consider the fact that a broker or dealer has furnished statistical, research or other information or services which enhance the Adviser's research and portfolio management capability generally. It is further understood in accordance with
Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Adviser may negotiate with and assign to a broker a commission which may exceed the commission which another broker would have charged for effecting the transaction if the Adviser determines in good faith that the amount of commission charged was reasonable in relation to the value of brokerage and/or research services (as defined in Section 28(e)) provided by such broker, viewed in terms either of the Fund or the Adviser's overall responsibilities to the Adviser's discretionary accounts.

         Neither the Adviser nor any parent, subsidiary or related firm shall act as a securities broker with respect to any purchases or sales of securities which may be made on behalf of the Fund, provided that this limitation shall not prevent the Adviser from utilizing the services of a securities broker which is a parent, subsidiary or related firm, provided such broker effects transactions on a "cost only" or "nonprofit" basis to itself and provides competitive execution. Unless otherwise directed by the Trust in writing, the Adviser may utilize the service of whatever independent securities brokerage firm or firms it deems appropriate to the extent that such firms are competitive with respect to price of services and execution.

      5. Allocation of Charges and Expenses.

              (a) Except as otherwise specifically provided in this section 5, the Adviser shall pay the compensation and expenses of all of its directors, officers and employees who serve as trustees, officers and executive employees of the Trust (including the Trust's share of payroll taxes), and the Adviser shall make available, without expense to the Fund, the service of its directors, officers and employees who may be duly elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law.

              (b) The  Adviser  shall not be  required  to pay  pursuant to this
Agreement any expenses of the Fund other than those specifically allocated to the Adviser in this section 5. In particular, but without limiting the generality of the foregoing, the Adviser shall not be responsible, except to the extent of the reasonable compensation of such of the Trust's employees as are officers or employees of the Adviser whose services may be involved, for the following expenses of the Fund: organization and certain offering expenses of the Fund (including out-of-pocket expenses, but not including the Adviser's overhead and employee costs); fees payable to the Adviser and to any other Fund advisers or consultants; legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Fund in connection with membership in investment company trade organizations; cost of insurance relating to fidelity coverage for the Trust's officers and employees; fees and expenses of the Fund's Administrator or of any custodian, subcustodian, transfer agent, registrar, or dividend disbursing agent of the Fund; payments to the Administrator or Sub-Administrator for maintaining the Fund's financial books and records and calculating its daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution or sale of securities issued by the Fund; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Fund for sale; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Fund, or of entering into other transactions or engaging in any investment practices with respect to the Fund; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery or other office supplies; any litigation expenses; costs of stockholders' and other meetings; the compensation and all expenses (specifically including travel expenses relating to the Fund's business) of officers, Trustees and employees of the Trust who are not interested persons of the Adviser; and travel expenses (or an appropriate portion thereof) of officers or Trustees of the Trust who are officers, directors or employees of the Adviser to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust with respect to matters concerning the Fund, or any committees thereof or advisers thereto.

      6. Compensation.

         As compensation for the services provided and expenses assumed by the Adviser under this Agreement, the Trust will arrange for the Fund to pay the Adviser at the end of each calendar month an advisory fee computed daily at an annual rate equal to the amount of average daily net assets listed opposite the Fund's name in Exhibit A, attached hereto. The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such other time. The value of net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration of Trust and the Registration Statement. If, pursuant to such provisions, the determination of net asset value is suspended for any particular business day, then for the purposes of this section 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of the close of the New York Stock Exchange, or as of such other time as the value of the net assets of the Fund's portfolio may lawfully be determined, on that day. If the determination of the net asset value of the shares of the Fund has been so suspended for a period including any month end when the Adviser's compensation is payable pursuant to this section, then the Adviser's compensation payable at the end of such month shall be computed on the basis of the value of the net assets of the Fund as last determined (whether during or prior to such month). If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 6.

      7. Books and Records.

         The Adviser agrees to maintain such books and records with respect to its services to the Fund as are required by Section 31 under the 1940 Act, and rules adopted thereunder, and by other applicable legal provisions, and to preserve such records for the periods and in the manner required by that Section, and those rules and legal provisions. The Adviser also agrees that records it maintains and preserves pursuant to Rules 31a-1 and Rule 31a-2 under the 1940 Act and otherwise in connection with its services hereunder are the property of the Trust and will be surrendered promptly to the Trust upon its request. The Adviser further agrees that it will furnish to regulatory authorities having the requisite authority any information or reports in connection with its services hereunder which may be requested in order to determine whether the operations of the Fund are being conducted in accordance with applicable laws and regulations.

      8. Aggregation of Orders.

         Provided that the investment objective, policies and restrictions of the Fund are adhered to, the Trust agrees that the Adviser may aggregate sales and purchase orders of securities held in the Fund with similar orders being made simultaneously for other accounts managed by the Adviser or with accounts of the affiliates of the Adviser, if in the Adviser's reasonable judgment such aggregation shall result in an overall economic benefit to the respective Fund taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses. The Trust acknowledges that the determination of such economic benefit to the Fund by the Adviser represents the Adviser's evaluation that the Fund is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions or a combination of these and other factors.

      9. Standard of Care and Limitation of Liability.

         The Adviser shall exercise its best judgment in rendering the services provided by it under this Agreement. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the holders of the Fund's shares in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Adviser against any liability to the Trust, the Fund or to holders of the Fund's shares to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement or otherwise for breach of this Agreement. As used in this Section 9, the term "Adviser" shall include any officers, directors, employees or other affiliates of the Adviser performing services with respect to the Fund. Notwithstanding any other provision of this Agreement, the Adviser shall not be liable for any loss to the Fund caused directly or indirectly by circumstances beyond the Adviser's reasonable control including, but not limited to, government restrictions, exchange or market rulings, suspensions of trading, acts of civil or military authority, national emergencies, earthquakes, floods or other catastrophes, acts of God, wars or failures of communication or power supply.

      10. Services Not Exclusive.

         It is understood that the services of the Adviser are not exclusive, and that nothing in this Agreement shall prevent the Adviser from providing similar services to other investment companies or to other series of investment companies, including the Trust (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities, provided such other services and activities do not, during the term of this Agreement, interfere in a material manner with the Adviser's ability to meet its obligations to the Fund hereunder. When the Adviser recommends the purchase or sale of a security for other investment companies and other clients, and at the same time the Adviser recommends the purchase or sale of the same security for the Fund, it is understood that in light of its fiduciary duty to the Fund, such transactions will be executed on a basis that is fair and equitable to the Fund. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees shall act as a principal or agent or receive any commission. If the Adviser provides any advice to its clients concerning the shares of the Fund, the Adviser shall act solely as investment counsel for such clients and not in any way on behalf of the Trust or the Fund.

      11. Duration and Termination.

          (a) This Agreement shall continue for a period of two years from the date of commencement, and thereafter shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trustees or (ii) a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities (as defined in the 1940
Act), provided that in either event the continuance is also approved by a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person (to the extent required by the 1940 Act) at a meeting called for the purpose of voting on such approval.

          (b) Notwithstanding  the foregoing,  this Agreement may be terminated:
(a) at any time without penalty by the Fund upon the vote of a majority of the Trustees or by vote of the majority of the Fund's outstanding voting securities, upon sixty (60) days' written notice to the Adviser or (b) by the Adviser at any time without penalty, upon sixty (60) days' written notice to the Trust. This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

      12. Amendments.

          This Agreement may be amended at any time but only by the mutual agreement of the parties to this Agreement and in accordance with any applicable legal or regulatory requirements.

      13. Proxies.

          Unless the Trust gives written instructions to the contrary, the Adviser shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested in a manner which best serves the interests of the Fund's shareholders. The Adviser shall use its best good faith judgment to vote such proxies in a manner which best serves the interests of the Fund's shareholders.

      14. Use of "E*TRADE" Name.

          (a) It is understood that the name "E*TRADE" and any logo associated with that name, is the valuable property of E*TRADE Group, Inc., and that the Trust and Adviser have the right to include "E*TRADE" as a part of their name only so long as this Agreement shall continue in effect and the Adviser is a wholly owned subsidiary of the E*TRADE Group, Inc. Further, the Trust and the Adviser agree that: (i) they will use the name "E*TRADE" only as a component of the names of the Trust, the Fund and the Adviser, and for no other purposes;
(ii) neither will purport to grant to any third party any rights in the name "E*TRADE"; (iii) at the request of E*TRADE Group, Inc., the Trust or the Adviser take such action as may be required to provide their consent to use of the name "E*TRADE" by E*TRADE Group, Inc. or any affiliate of E*TRADE Group, Inc., to whom E*TRADE Group, Inc. shall have granted the right to such use; and (iv) E*TRADE Group, Inc. may use or grant to others the right to use the name "E*TRADE", or any abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company.

          (b) Upon termination of this Agreement as to the Trust or any Fund, the Trust and the Adviser shall, upon request of E*TRADE Group, Inc., cease to use the name "E*TRADE" as part of the name of the Trust, the Fund or the Adviser, as applicable. In the event of any such request by E*TRADE Group, Inc. that use of the name "E*TRADE" shall cease, the Trust and the Adviser shall cause their officers, trustees, directors and stockholders to take any and all such actions which E*TRADE Group, Inc. may request to effect such request and to reconvey to E*TRADE Group, Inc. any and all rights to the name "E*TRADE."

      15. Miscellaneous.

          (a) This Agreement shall be governed by the laws of the State of Delaware without regard to the conflicts of law provisions thereof, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, the Advisers Act, or rules or orders of the SEC thereunder.

          (b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

          (c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected hereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

          (d) Nothing herein shall be construed as constituting the Adviser as an agent of the Trust or the Fund.

          (e) All liabilities of the Trust hereunder are limited to the assets of the Fund and shall not be binding upon any Trustee, officer or shareholder of the Trust individually or upon any other series of the Trust.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first set forth above.

                                  E*TRADE FUNDS


                                  By:
                                     ---------------------------------
                                  Name:
                                       -------------------------------
                                  Title:
                                        ------------------------------



                                  E*TRADE ASSET MANAGEMENT, INC.


                                  By:
                                      --------------------------------
                                  Name:
                                       -------------------------------
                                  Title:
                                        ------------------------------

                                    EXHIBIT A


Name of Fund                            Advisory Fee
------------                            ------------

E*TRADE Bond Fund 0.25% of the Fund's average daily net assets, calculated as described in Section 6 of the foregoing Agreement.

                                  PROXY BALLOT
                                  E*TRADE FUNDS
                       for Special Meeting of Shareholders
                         to be held on November 2, 2001


      FOR YOUR CONVENIENCE, YOU MAY VOTE ELECTRONICALLY AT [WWW.____________]. YOU MAY ALSO VOTE TELEPHONICALLY BY CALLING TOLL FREE AT 1-800-_______ AND FOLLOWING THE INSTRUCTIONS.

      I  appoint  ______________,  and  ________________  (officers  of  E*TRADE
Funds), as my proxies and attorneys to vote all fund shares of the fund identified below that I am entitled to vote at the Special Meeting of Shareholders of E*TRADE Funds, ("Trust") to be held at the principal offices of the Trust, 118 King Street, San Francisco, California 94107 on November 2, 2001 at 11:00 a.m. (Pacific time), and at any adjournments or postponements of the meeting. The proxies shall have all the powers that I would possess if present.

      I hereby revoke any prior proxy, and ratify and confirm all that the proxies, or any of them, may lawfully do. I acknowledge receipt of the notice of the Special Meeting of Shareholders of the Trust and the Proxy Statement dated September __, 2001.

      This proxy shall vote my shares according to my instructions given below with respect to the proposals. If I do not provide an instruction, I understand that the proxies will vote my shares in favor of the proposals. The proxies will vote on any other matter that may arise in the meeting according to their best judgment.

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of each of the proposals; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

[ ]   Please check this box if you plan to attend the Special Meeting


PLEASE VOTE BY CHECKING THE APPROPRIATE BOX: [X]

--------------------------------------------------------------------------------
                                                                    WITHHOLD
                                                        FOR        AUTHORITY
--------------------------------------------------------------------------------
Proposal 1(a) [All Funds]:

To elect the following five nominees as Trustees of the Trust, each of whom will serve until his or her successor is elected and qualified:

To vote for all candidates just check this box:         [ ]           [ ]

(1) Steven Grenadier                                    [ ]           [ ]

(2) Shelly J. Meyers                                    [ ]           [ ]

(3) Leonard C. Purkis                                   [ ]           [ ]

(4) Ashley T. Rabun                                     [ ]           [ ]

(5) George J. Rebhan                                    [ ]           [ ]

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                    WITHHOLD
                                                        FOR        AUTHORITY
--------------------------------------------------------------------------------

Proposal  1(b)  [For   International   Index,
Premier Money Market,  Russell 2000 Index and
S&P 500 Index Funds only]:

To  elect  the   following  six  nominees  as
Trustees of the Master Portfolio, each of whom will serve until his or her successor is elected and qualified:

To vote FOR all candidates just check this box          [ ]           [ ]

(1) Mary G. F. Bitterman                                [ ]           [ ]

(2) Jack S. Euphrat                                     [ ]           [ ]

(3) R. Greg Feltus                                      [ ]           [ ]

(4) W. Rodney Hughes                                    [ ]           [ ]

(5) Richard K. Lyons                                    [ ]           [ ]

(6) Lee T. Kranefuss                                    [ ]           [ ]

(7) Leo Soong                                           [ ]           [ ]
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                     FOR     AGAINST    ABSTAIN
--------------------------------------------------------------------------------

Proposal   2(a)  [Bond,   E-Commerce   Index,
International    Index,    S&P   500   Index,
Technology Index Funds only]

To approve a proposal  to change  each Fund's
investment   objective  from  fundamental  to
non-fundamental.

--------------------------------------------------------------------------------
Bond                                                [   ]     [   ]      [   ]

E-Commerce Index                                    [   ]     [   ]      [   ]

International Index                                 [   ]     [   ]      [   ]

S&P 500 Index                                       [   ]     [   ]      [   ]

Technology Index                                    [   ]     [   ]      [   ]

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                     FOR     AGAINST    ABSTAIN
--------------------------------------------------------------------------------

Proposal 2(b) [Premier Money Market,  and S&P
500 Index Funds only]:

To approve a proposal  to change  each Master
Portfolio's    investment    objective   from
fundamental to non-fundamental.


Premier Money Market                                 [ ]       [ ]        [ ]
S&P 500 Index                                        [ ]       [ ]        [ ]

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                     FOR     AGAINST    ABSTAIN
--------------------------------------------------------------------------------
Proposal 3(a):

To approve a proposal to change each Fund's fundamental investment policies:

To  vote  FOR all of  these  items  for  your        [ ]       [ ]        [ ]
Fund, just check this box

   1     Industry      Concentration      (Bond,     [ ]       [ ]        [ ]
         E-Commerce Index,  International Index,
         S&P 500  Index,  and  Technology  Index
         Funds).

   2     Diversification  (Bond,   International     [ ]       [ ]        [ ]
         Index  Premier  Money  Market,  and S&P
         500 Index Funds).

   3     Borrowing   Money   (Bond,   E-Commerce     [ ]       [ ]        [ ]
         Index,  International  Index,  S&P  500
         Index, and Technology Index Funds).

   4     Issuing   Senior    Securities   (Bond,     [ ]       [ ]        [ ]
         E-Commerce Index,  International Index,
         S&P 500  Index,  and  Technology  Index
         Funds).

   5     Lending   (Bond,    E-Commerce   Index,     [ ]       [ ]        [ ]
         International  Index,  S&P  500  Index,
         and Technology Index Funds).

   6     Underwriting  (Bond  Index,  E-Commerce     [ ]       [ ]        [ ]
         Index,  International  Index,  S&P  500
         Index, and Technology Index Funds).

   7     Investments   in  Real   Estate   (Bond     [ ]       [ ]        [ ]
         Index, E-Commerce Index,  International
         Index,  S&P 500 Index,  and  Technology
         Index Funds).

   8     Investments    in    Commodities    and
         Commodity    Contracts   (Bond   Index,
         E-Commerce Index,  International Index,
         S&P 500  Index,  and  Technology  Index
         Funds).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     FOR     AGAINST    ABSTAIN
--------------------------------------------------------------------------------

Proposal  3(b)  [For   International   Index,
Premier Money Market, and S&P 500 Index Funds only]:

To approve a proposal  to change  each Master
Portfolio's fundamental investment policies:

     To vote FOR all of these  items,  just  check   [ ]       [ ]        [ ]
     this box
                                                     [ ]       [ ]        [ ]
     1     Industry Concentration                    [ ]       [ ]        [ ]
     2     Diversification                           [ ]       [ ]        [ ]
     3     Borrowing Money and Issuing Senior        [ ]       [ ]        [ ]
           Securities
     4     Lending                                   [ ]       [ ]        [ ]
     5     Underwriting                              [ ]       [ ]        [ ]
     6     Investments in Real Estate                [ ]       [ ]        [ ]
     7     Investments in Commodities and            [ ]       [ ]        [ ]
           Commodity Contracts
     8     Convert Fundamental Investment            [ ]       [ ]        [ ]
           Policies to Non-Fundamental Investment
           Policies

           (a) Puts, calls, straddles, etc.          [ ]       [ ]        [ ]
           (b) Oil, gas and mineral interests        [ ]       [ ]        [ ]

     9     (Premier Money Market Fund only)          [ ]       [ ]        [ ]
           Convert Fundamental Investment
           Policies to Non-Fundamental  Investment
           Policies

           (a) Control or Management
           (b) Securities on Margin

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                     FOR     AGAINST    ABSTAIN
--------------------------------------------------------------------------------
Proposal 4 [For Bond Fund only]:

     To vote FOR both of these  items,  just check   [ ]
     this box

(a)    To  approve  a   proposal   to  change  the   [ ]       [ ]        [ ]
       investment objective of the Fund.

(b)    To approve the Proposed Investment            [ ]       [ ]        [ ]
       Advisory Agreement.
--------------------------------------------------------------------------------